                                                                     EXHIBIT 4.1

                                                                        Draft
                                                                        8/7/98

==============================================================================




                         ENRON INTERNATIONAL CPO, L.P.,
                                     Issuer




                         ENRON INTERNATIONAL CPO, INC.,
                                    Co-Issuer


                                       and


                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
            not in its individual capacity (except as expressly set
                      forth herein) but solely as Trustee


                                    INDENTURE





                           Dated as of _________, 1998




==============================================================================

                          Enron International CPO, L.P.
                          Enron International CPO, Inc.

                 Certain Sections of this Indenture relating to
                   Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939;

               Trust Indenture                          Indenture
               Act Section                              Section
               -----------                              -------
               Section 310(a)(1)                        6.10
                          (a)(2)                        6.10
                          (a)(3)                        Not Applicable
                          (a)(4)                        Not Applicable
                          (a)(5)                        6.10
                          (b)                           6.9, 6.11
               Section 311(a)                           6.16
                          (b)                           6.16
               Section 312(a)                           10.6, 10.7
                          (b)                           10.7
                          (c)                           10.7
               Section 313(a)                           10.2(a)
                          (b)                           10.2(a)
                          (c)                           10.2(a)
                          (d)                           10.2(b)
               Section 314(a)                           10.3
                          (a)(4)                        7.5
                          (b)                           1.4
                          (c)(1)                        1.4
                          (c)(2)                        1.4
                          (c)(3)                        Not Applicable
                          (d)                           1.4
                          (e)                           1.4
               Section 315(a)                           6.1
                          (b)                           6.2
                          (c)                           6.1
                          (d)                           6.1
                          (e)                           5.13
               Section 316(a)(1)(A)                     5.1
                          (a)(1)(B)                     5.12
                          (a)(2)                        Not Applicable
                          (b)                           5.6
                          (c)                           2.7
               Section 317(a)(1)                        5.3
                          (a)(2)                        5.2
                          (b)                           7.3
               Section 318(a)                           1.3

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE 1.  DEFINITIONS....................................................................................2

            Section 1.1.  Definitions......................................................................2
            Section 1.2.  Rules of Interpretation..........................................................2
            Section 1.3.  Conflict with Trust Indenture Act................................................2
            Section 1.4.  Compliance with Certificates and Opinions........................................2

ARTICLE 2.  THE NOTES......................................................................................3

            Section 2.1.  Forms Generally..................................................................3
            Section 2.2.  Authorized Amount; Class A Notes and Class B Notes Issuable in
                            Series; Note Interest Rate; Stated Maturity; Denominations.....................4
            Section 2.3.  Execution, Authentication, Delivery and Dating...................................5
            Section 2.4.  Registration, Transfer and Exchange of Notes; Dealings with Depositary...........6
            Section 2.5.  Mutilated, Defaced, Destroyed, Lost or Stolen Notes.............................10
            Section 2.6.  Payment of Principal and Interest; Rights Preserved.............................11
            Section 2.7.  Persons Deemed Owners...........................................................14
            Section 2.8.  Cancellation....................................................................14
            Section 2.9.  New Issuances; Class C Issuances................................................14
            Section 2.10  Temporary Notes.................................................................17
            Section 2.11. Parity of Notes within each Class; Ranking......................................17

ARTICLE 3.  CONDITIONS PRECEDENT..........................................................................17

            Section 3.1.  Conditions to the Issuance of Notes on the Closing Date.........................17
            Section 3.2.  Conditions to the Issuance of Class A Notes After the Closing Date..............18
            Section 3.3.  Conditions to the Issuance of Class B Notes After the Closing Date..............18
            Section 3.4.  Conditions to the Issuance of Class C Notes After Closing Date..................18

ARTICLE 4.  SATISFACTION AND DISCHARGE; DEFEASANCE........................................................19

            Section 4.1.  Satisfaction and Discharge of Indenture.........................................19
            Section 4.2.  Application of Trust Money......................................................20
            Section 4.3.  Repayment of Monies Held by Paying Agent........................................20
            Section 4.4.  Defeasance of Notes.............................................................20
            Section 4.5.  Conditions to Defeasance........................................................21
            Section 4.6.  Indemnification for U.S. Government Obligations.................................22
            Section 4.7.  Reinstatement...................................................................22

ARTICLE 5.  EVENTS OF DEFAULT; REMEDIES...................................................................23

            Section 5.1.  Events of Default...............................................................23
            Section 5.2.  Collection of Indebtedness and Suits for Enforcement by Trustee.................24
            Section 5.3.  Remedies....................................................................... 25
            Section 5.4.  Trustee May Enforce Claims Without Possession of Notes..........................26
            Section 5.5.  Application of Money Collected..................................................26
            Section 5.6.  Limitation on Suits.............................................................26

            Section 5.7.  Unconditional Rights of Noteholders to Receive Principal and Interest...........27
            Section 5.8.  Restoration of Rights and Remedies..............................................27
            Section 5.9.  Rights and Remedies Cumulative..................................................27
            Section 5.10.  Delay or Omission Not Waiver...................................................28
            Section 5.11.  Control by Noteholders.........................................................28
            Section 5.12.  Waiver of Past Defaults........................................................28
            Section 5.13.  Undertaking for Costs..........................................................29
            Section 5.14.  Waiver of Stay or Extension Laws...............................................29
            Section 5.15.  Action on the Notes............................................................29
            Section 5.16.  Inconsistency with Common Agreement and Intercreditor Agreement and the Security Agreement...................................................30
            Section 5.17.  Actions to be taken by the Trustee under Intercreditor Agreement...............30

ARTICLE 6.  THE TRUSTEE...................................................................................30

            Section 6.1.  Certain Duties and Responsibilities.............................................30
            Section 6.2.  Notice of Default...............................................................32
            Section 6.3.  Certain Rights of Trustee.......................................................32
            Section 6.4.  Authenticating Agents...........................................................34
            Section 6.5.  Not Responsible for Recitals or Issuance of Notes...............................34
            Section 6.6.  May Hold Notes..................................................................34
            Section 6.7.  Money Held in Trust.............................................................35
            Section 6.8.  Compensation and Reimbursement..................................................35
            Section 6.9.  Disqualification; Conflicting Interests.........................................36
            Section 6.10.  Corporate Trustee Required; Eligibility........................................36
            Section 6.11.  Resignation and Removal; Appointment of Successor..............................36
            Section 6.12.  Acceptance of Appointment by Successor.........................................37
            Section 6.13.  Merger, Conversion, Consolidation or Succession to Business
                             of Trustee...................................................................38
            Section 6.14.  Representations and Warranties of Chase Texas..................................38
            Section 6.15.  Collateral Trust Provisions....................................................39
            Section 6.16.  Preferential Collection of Claims Against Issuer...............................39

ARTICLE 7.  COVENANTS.....................................................................................39

            Section 7.1.  Payment of Principal and Interest...............................................39
            Section 7.2.  Maintenance of Office or Agency.................................................40
            Section 7.3.  Money for Note Payments to be Held in Trust.....................................40
            Section 7.4.  Listing.........................................................................42
            Section 7.5.  Statement by Officers as to Default.............................................42
            Section 7.6.  Other Covenants of the Issuers..................................................42

ARTICLE 8.  SUPPLEMENTAL INDENTURES; AMENDMENTS TO OTHER
              FINANCING DOCUMENTS.........................................................................43

            Section 8.1.  Supplemental Indentures Without Consent of Noteholders..........................43
            Section 8.2.  Supplemental Indentures With Consent of Noteholders.............................44
            Section 8.3.  Execution of Supplemental Indentures............................................46
            Section 8.4.  Effect of Supplemental Indentures...............................................46

            Section 8.5.  Conformity with Trust Indenture Act.............................................46
            Section 8.6.  Reference in Notes to Supplemental Indentures...................................46
            Section 8.7.  Amendments, Modifications, Waivers, etc. to Other Financing Documents...........46

ARTICLE 9.  REDEMPTION OF NOTES...........................................................................47

            Section 9.1.  Redemption at the Option of the Issuers; Election to Redeem.....................47
            Section 9.2.  Notice to Trustee of Optional Redemption........................................47
            Section 9.3.  Notice of Mandatory Redemption or Maturity by the Trustee.......................47
            Section 9.4.  Mandatory Redemption............................................................48
            Section 9.5.  Notice to Trustee of Mandatory Redemption.......................................48
            Section 9.6.  Notice of Mandatory Redemption or Maturity by the Trustee.......................48
            Section 9.7.  Notes Payable on Redemption Date................................................49
            Section 9.8.  Pro Rata Application............................................................49

ARTICLE 10.  ACCOUNTS, ACCOUNTINGS AND RELEASES...........................................................50

            Section 10.1.  Note Payment Account; Payment on the Notes.....................................50
            Section 10.2.  Reports by Trustee.............................................................50
            Section 10.3.  Reports by Issuer..............................................................51
            Section 10.4.  Accountings....................................................................51
            Section 10.5.  Reports to Rating Agencies.....................................................52
            Section 10.6.  Issuers to Furnish Trustee Names and Addresses of Holders......................53
            Section 10.7.  Preservation of Information; Communication to Holders..........................53

ARTICLE 11.  APPLICATION OF MONIES........................................................................53

            Section 11.1.  Trust Accounts.................................................................53

ARTICLE 12.  NOTEHOLDERS' RELATIONS.......................................................................54

            Section 12.1.  Subordination..................................................................54
            Section 12.2.  Standard of Conduct............................................................55
            Section 12.3.  Right to List of Holders.......................................................55

ARTICLE 13.  MISCELLANEOUS................................................................................55

            Section 13.1.  Form of Documents Delivered to Trustee.........................................55
            Section 13.2.  Acts of Noteholders............................................................56
            Section 13.3.  Notices, etc., to Trustee, the Issuers, the Program Manager and
                             the Rating Agencies..........................................................57
            Section 13.4.  Notices and Reports to Noteholders; Waiver.....................................58
            Section 13.5.  Effect of Headings and Table of Contents.......................................59
            Section 13.6.  Successors and Assigns.........................................................59
            Section 13.7.  Separability...................................................................59
            Section 13.8.  Benefits of Indenture..........................................................59
            Section 13.9.  Legal Holidays.................................................................59
            Section 13.10.  Governing Law.................................................................59
            Section 13.11.  Execution of other Transaction Documents; Conflicts...........................60
            Section 13.12.  Counterparts..................................................................60

            Section 13.13.  Incorporation of Certain Terms of the Common Agreement........................60
            Section 13.14.  Submission to Jurisdiction....................................................60

                                    EXHIBITS

Exhibit A      Form of Class A Fixed Rate Senior Note
Exhibit B      Form of Class B Fixed Rate Subordinated Note
Exhibit C      Form of Class C Fixed Rate Subordinated Note
Exhibit D      Form of Certificated Note
Exhibit E      Form of Supplemental Indenture
Exhibit F      Form of Tax Certification
Exhibit G      Form of Assignment of Class C Notes

       INDENTURE dated as of _________, 1998 among:

       ENRON INTERNATIONAL CPO, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Issuer");

       ENRON INTERNATIONAL CPO, INC., a corporation organized and existing under the laws of the State of Delaware (the "Co-Issuer", and together with the Issuer, the "Issuers"); and

       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, not in its individual capacity (except as expressly set forth herein) but solely as trustee (in such capacity, the "Trustee" and in its individual capacity, "Chase Texas").

                              W I T N E S S E T H:

       WHEREAS, the Issuers have duly authorized the creation of their (i) Class A Senior Notes due 2018 (the "Class A Notes"), up to the Maximum Class A Principal Amount to be issued in one or more series, with the tenor and the amount to be set forth in the Supplemental Indenture relating to each Series,
(ii) $__________ Class B Senior Subordinated Notes due 2018 to be issued in one or more series (the "Class B Notes") and (iii) Class C Subordinated Notes due 2018 (the "Class C Notes" and together with the Class A Notes and the Class B Notes, the "Notes") up to an aggregate principal amount of $___________;

       WHEREAS, the Trustee, the Liquidity Facility Agent (acting on behalf of itself and the Liquidity Lenders) and the Backup Facility Agent (acting on behalf of itself and the Backup Lenders), the Collateral Agent and the Issuers are entering into a Common Agreement dated as of the date hereof which sets forth, among other things, (i) common covenants of the Issuers in favor of the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, the Collateral Agent, the Trustee, the Liquidity Lenders, the Backup Lenders and the Hedge Counterparties and (ii) common Events of Default;

       WHEREAS, the Issuers are entering into a Security Agreement dated as of the date hereof with Chase Texas, as collateral agent (the "Collateral Agent") pursuant to which the Issuer will grant to the Collateral Agent for the benefit of the Secured Parties, a first priority security interest in and to the Collateral and which sets forth, among other things, provisions authorizing and directing the establishment of certain accounts for the purpose of collecting and distributing Collateral Proceeds and certain other accounts;

       WHEREAS, the Issuers, the Representatives and the Collateral Agent are entering into an Intercreditor Agreement dated as of the date hereof which sets forth, among other things, certain intercreditor provisions, including the method of voting and decision making for the Secured Parties, the arrangements applicable to joint consultations and actions in respect of approval rights and waivers and the limitations on rights of enforcement upon default; and

       WHEREAS, the Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes and to provide for the authentication and delivery thereof by the Trustee;

              NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, for and in consideration of the premises and the covenants contained herein and in the Common Agreement and the other Financing Documents and in consideration of the purchases of the Notes by the Noteholders, it is mutually covenanted and agreed, for the benefit of the parties hereto, as follows:


                                    ARTICLE 1

                                   DEFINITIONS

Section 1.1.  Definitions.

               For all purposes of this Indenture and any Supplemental Indenture, except as otherwise expressly provided herein or in any Supplemental Indenture hereto, or unless the context otherwise requires,

               (a) capitalized terms used in this Indenture, its schedules and exhibits have the meanings given in Appendix A to the Common Agreement;

               (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

               (c) unless otherwise specified, section references are to the applicable Sections in this Indenture.

Section 1.2.  Rules of Interpretation.

               Except as otherwise expressly provided herein, the rules of interpretation set forth in Appendix A to the Common Agreement shall apply to this Agreement.

Section 1.3.  Conflict with Trust Indenture Act.

               After the qualification of this Indenture under the Trust Indenture Act, if any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 1.4.  Compliance with Certificates and Opinions.

               Upon any application or request by the Issuer or the Co-Issuer to the Trustee to take any action under any provision under this Indenture, the Issuer or the Co-Issuer, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's

Certificate, if to be given by an Authorized Officer of the Issuer or the Co-Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


                                    ARTICLE 2

                                    THE NOTES

Section 2.1.  Forms Generally.

               (a) The Notes and the Trustee's or Authenticating Agent's certificate of authentication thereon (the "Certificate of Authentication") shall be in substantially the forms required by this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Issuers executing such notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

               (b) Notes of any Series or Class offered and sold under the Securities Act shall be issued in the form of one or more Global Notes in fully registered form without interest coupons, substantially in the form attached as Exhibit A hereto, in the case of Class A Notes, and Exhibit B hereto, in the case of Class B Notes (each, a "Global Note"), with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and such legends as may be applicable thereto, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for DTC and registered in the name of a nominee of DTC, duly executed by or on behalf of the Issuers and authenticated by the Trustee or Authenticating Agent as hereinafter provided. The Issuers in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee will indicate the "CUSIP" numbers of the Notes in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption and related materials.

               (c) Notes of any Series or Class may also be issued under the limited circumstances set forth in Section 2.4 in definitive fully registered form without interest coupons, substantially in the form of the certificated note attached as Exhibit D hereto (the "Certificated Notes) which shall be duly executed by the Issuers and authenticated by the Trustee or the Authenticating Agent as hereinafter provided.

               (d) Notwithstanding anything else herein, Class C Notes may be issued by the Issuers only as provided in Section 2.3(f) in definitive fully registered form without interest coupons, and shall not constitute Certificated Notes for purposes of this Indenture. Class C Notes shall be issued substantially in the form attached as Exhibit C hereto and shall be subject to the limitations on transfers set forth therein.

Section 2.2. Authorized Amount; Class A Notes and Class B Notes Issuable in Series; Note Interest Rate; Stated Maturity; Denominations.

               (a) The outstanding aggregate principal amount of each Class of Notes that is authenticated and delivered under this Indenture at any time may not exceed the amounts set forth below (excluding Notes issued upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to
Section 2.4, 2.5, 8.6 or 9.1) and shall have the Stated Maturities set forth below:

                                      Principal                       Stated
       Designation                     Amount                        Maturity
       -----------                     ------                        --------
      Class A Notes            Up to the Maximum                    [___] 2018
                               Class A Principal Amount
      Class B Notes            $[700,000,000]                       [___] 2018
      Class C Notes            Up to $125,000,000                   [___] 2018

               (b) The Class A Notes and Class B Notes may be issued in one or more Series in accordance with Section 2.9. The Notes of each Class represent the right to receive, to the extent necessary to make the required payments with respect to the Notes of such Class at the times and in the amounts specified in the Priority of Payments and the Priority of Acceleration Payments, and in this Indenture or any related Supplemental Indenture (as the case may be), the portion of the Collateral Proceeds allocable to Holders of such Class pursuant to the Security Agreement, the Intercreditor Agreement and this Indenture or such Supplemental Indenture (as the case may be).

               (c) Interest on (i) the initial Series of Class A Notes issued under this Indenture shall accrue at [__]% per annum, (ii) each Series of Class A Notes issued subsequent to the initial series thereof shall accrue at the respective Note Interest Rate specified in the Supplemental Indenture relating to such Series, (iii) the initial Series of Class B Notes issued under this Indenture shall accrue at ___% per annum, (iv) each Series of Class B Notes issued in connection with a Class B Refinancing shall accrue at the rate specified in the Supplemental Indenture relating thereto and (v) the Class C Notes shall accrue at the Class C Note Interest

Rate. The Notes shall accrue interest on the Outstanding Amounts of such Notes (determined as of the first day of each Interest Accrual Period and after giving effect to any payment of principal occurring on such day) from the Closing Date (or, in the case of any Notes issued subsequent to the Closing Date, from the date of issuance thereof) until the principal thereof has been paid in full and will be payable quarterly in arrears on each Quarterly Payment Date. Interest on the Notes and interest on Defaulted Interest in respect of such Notes will be computed on the basis of a 360-day year of twelve 30-day months.

               (d) The Notes shall be redeemable as provided in Article 9.

               (e) Unless otherwise specified in the relevant Supplemental Indenture, the Class A Notes and Class B Notes shall be issuable and transferable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof; provided, that any interest in a Global Note equal to or in excess of the applicable minimum denomination at the time of issuance thereof which ceases or fails to be such minimum or multiple as a result of the repayment of principal pursuant to the Priority of Payments or Priority of Acceleration Payments, as applicable, may be transferred in its entirety. The Class C Notes shall be issuable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Depositary for the Global Notes shall initially be DTC.

               (f) The Notes shall be numbered, lettered or otherwise distinguished in such manner as may be consistent herewith, determined by an Authorized Officer of the Program Manager executing such Notes as evidenced by its execution of such Notes.

Section 2.3.  Execution, Authentication, Delivery and Dating.

               (a) The Notes shall be executed on behalf of the Issuers by an Authorized Officer of the Program Manager. The signatures of any such Authorized Officer on the Notes may be manual or facsimile. As provided in the Management Agreement, each of the Issuer and the Co-Issuer irrevocably (subject to termination of the Management Agreement) appointed and designated the Program Manager as its attorney-in-fact, acting through any Authorized Officer thereof, to (inter alia) execute and deliver in its name and on its behalf any Note issued hereunder.

               (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of either of the Issuers (or of the Program Manager as their attorney-in-fact) shall bind the Issuer and/or the Co-Issuer (as the case may be), notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

               (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Notes executed by or on behalf of the Issuers to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

               (d) Each Note shall be dated the date of its authentication.

               (e) Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current Outstanding Amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article 2, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.

               (f) The Issuers shall issue Class C Notes from time to time, after the Closing Date, upon an exercise by Enron of its option to purchase or cause to be purchased Class C Notes (i) pursuant to Section 2.1 of the Support Agreement, to the Persons and in the amounts set forth in the Election Notice delivered in connection therewith or (ii) pursuant to Sections 4.1(b) or 4.2 of the Support Agreement, to the Persons and in the amounts set forth in the Final Credit Support Notice delivered in connection therewith, in each case against payment therefor. Upon any such issuance, the Issuers shall execute, and the Trustee shall authenticate and deliver, to the intended Holder thereof, one or more Class C Notes of any authorized denomination.

               (g) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication, substantially in the form provided for herein, executed by the Trustee or by the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.4. Registration, Transfer and Exchange of Notes; Dealings with Depositary.

               (a) The Trustee is hereby appointed as the Note Registrar and a Transfer Agent with respect to the Class A Notes and Class B Notes. The Note Registrar shall, on behalf of the Issuers, keep a register (the "Note Register") at the Corporate Trust Office in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Class A Notes and Class B Notes and the registration of transfers of Class A Notes and Class B Notes. The Issuer shall assume the duties of Note Registrar and Transfer Agent with respect to the Class C Notes. Upon any resignation or removal of the Trustee as Note Registrar with respect to the Class A Notes and the Class B Notes, the Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Note Registrar with respect to the Class A Notes and Class B Notes.

               If a Person other than the Trustee is appointed by the Issuers as Note Registrar, the Issuers will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes, and the principal amounts and numbers of such Notes.

               The Issuer may appoint any co-transfer agent and co-registrar, including, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such exchange shall so require, a co-transfer agent and co-registrar in Luxembourg. Any reference in this Indenture to the Note Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

               Subject to this Section 2.4, upon surrender for registration of transfer of any Notes at the office or agency of the Issuers to be maintained as provided in Section 7.2, the Issuers shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.

               The Issuers will notify the Trustee in writing of any Note beneficially owned by or pledged to the Issuer, the Co-Issuer, Enron, the Program Manager or any other obligor upon the Notes or any of their respective Affiliates promptly upon its knowledge of the acquisition thereof or the creation of such pledge.

               At the option of a Holder, Notes may be exchanged for Notes (of the same Series and Class) of authorized denominations of like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Note is surrendered for exchange, the Issuers shall execute and the Trustee or Authenticating Agent shall authenticate and deliver the Notes that the Noteholder making the exchange is entitled to receive.

               All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture and the other Financing Documents, as the Notes surrendered upon such registration of transfer or exchange.

               Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Transfer Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Issuers shall execute and deliver to the Trustee, Notes in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Indenture, each Supplemental Indenture and the Notes.

               The Issuers shall not be required to (i) issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before any selection of Notes to be redeemed and ending at the close of business on the day of the first publication in an Authorized Newspaper of the relevant notice of redemption or, if there is no publication, the mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Note so selected for redemption.

               (b) Subject to the restrictions on transfer and exchange set forth in this Section 2.4 and to any additional restrictions on transfer or exchange specified in the Certificated Notes, the Noteholder of any Certificated Note may transfer or exchange the same in whole or in part (in a principal amount equal to the minimum authorized denomination or any authorized greater amount) by surrendering such Certificated Note at the Corporate Trust Office or at the office of any Transfer Agent. Following a proper request for transfer or exchange, the Trustee shall (provided it has available in its possession an inventory of Certificated Notes and proper transfer documentation has been provided), within five Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a Transfer Agent (other than the Trustee), authenticate and make available at such Corporate Trust Office or at the office of such Transfer Agent, as the case may be, to the transferee (in the case of transfer) or Noteholder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Noteholder in the case of exchange) to such address as the transferee or Noteholder, as applicable, may request, a Certificated Note or Notes, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Certificated Note shall not be valid unless made at the Corporate Trust Office (in the case of the Class A Notes and Class B Notes) or at the office of a Transfer Agent by the registered Noteholder in person, or by a duly authorized attorney-in-fact. Beneficial interests in the Global Notes shall be exchangeable for Certificated Notes only under the limited circumstances described in sub-paragraph (e) of this Section 2.4. and shall not be valid unless made at the Corporate Trust Office or at the office of a Transfer Agent by the registered Noteholder in person, or by a duly authorized attorney-in-fact.

               (c) Transfer, registration and exchange shall be permitted as provided in this Section 2.4 without any charge to the Noteholder except for the expenses of delivery (if any) not made by regular mail. Registration of the transfer of a Note by the Trustee shall be deemed to be the acknowledgement of such transfer on behalf of the Issuers.

               (d) The Issuers may purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the Outstanding Notes.

               (e) Interests in a Global Note deposited with the Depositary pursuant to Section 2.1 hereunder shall be transferred to the owners of such interests as provided in clause (f) below in the form of Certificated Notes only if such transfer otherwise complies with this Section 2.4 and the Depositary notifies the Issuers that it is unwilling or unable to continue as Depositary for the Notes or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Issuers within 90 days of such notice, in which event the Issuers will promptly make available to the Trustee a reasonable supply of Certificated Notes in definitive, fully registered form, without interest coupons.

               (f) If interests in any Global Note are to be transferred to the Beneficial Owners thereof in the form of Certificated Notes pursuant to Section 2.4(e), such Global Note shall be surrendered by the Depositary, or its custodian on its behalf, to the Corporate Trust Office or to the Transfer Agent located in the Borough of Manhattan, the City of New York, and the Trustee shall authenticate and deliver without charge, upon such transfer of interests in such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations. The Certificated Notes transferred pursuant to this
Section 2.4 shall be executed, authenticated and delivered only in the denominations specified in Section 2.2(e) and registered in such names as the Depositary shall direct in writing.

               (g) For so long as one or more Global Notes are Outstanding:

                       (1) the Trustee and its directors, officers, employees
            and agents may deal with the Depositary for all purposes (including the making of distributions on, and the giving of notices with respect to, the Global Notes);

                       (2) unless otherwise provided herein, the rights of
            Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary;

                       (3) for purposes of determining the identity of and
            principal amount of Notes beneficially owned by a Beneficial Owner, the records of the Depositary shall be conclusive evidence of such identity and principal amount and the Issuers and the Trustee may conclusively rely on such records when acting hereunder;

                       (4) the Depositary will make book-entry transfers among
            the Depositary Participants of the Depositary and will receive and transmit distributions of principal and interest on the Global Notes to such Depositary Participants; and

                       (5) the Depositary Participants of the Depositary shall
            have no rights under this Indenture or any other Financing Document under or with respect to any of the Global Notes held on their behalf by the Depositary, and the Depositary may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Global Notes for all purposes whatsoever.

Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Depositary Participants, the operation of any customary practices governing the exercise of the rights of a Holder of any Note.

               (h) Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Note Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions of or exemptions from applicable state securities laws, ERISA, the Code or the Investment Company Act; provided that if a certificate is specifically required by the express terms of this Section 2.4 to be delivered to the Trustee by a purchaser or transferee of a Note, the Trustee shall be under a duty to receive and examine the same to determine whether it conforms on its face to the requirements of this Indenture and shall promptly notify the party delivering the same if such certificate does not conform.

               (i) The provisions of this Section 2.4 (other than clauses (a),
(d) and (h)) shall not apply to the Class C Notes. No transfer or assignment of a Class C Note shall be registered or effective and no such Note shall be delivered to a transferee unless the following conditions are satisfied:

               (1) the transferee of such Notes shall have delivered to the Program Manager certification in the Form of Exhibit G, with relevant tax forms duly completed and attached, that (A) either (x) such transferee is a United States person as defined by the

            Code or (y) all income received by such transferee with respect to such Note will be entitled to complete exemption from the withholding of United States federal income tax (whether the Class C Notes are treated as debt or partnership interests in the Issuer for U.S. federal income tax purposes) and (B) either (x) such transferee is not for United States federal income tax purposes a partnership, grantor trust, S corporation or other pass-through entity or (y) such transferee was not formed for the purpose of acquiring Class C Notes, Support Notes or Interests in the Issuer and not more than 50% of the value of a beneficial owner's interest in such transferee will be attributable to Class C Notes, Support Notes or Interests in the Issuer held by such transferee;

                       (2) the transferee shall have represented that it will
            do nothing that would cause the Issuer to become a publicly-traded partnership taxable as a corporation; and

                       (3) the principal amount of Class C Notes transferred or
            assigned to the transferee is an integral multiple of $10,000,000.

Section 2.5.  Mutilated, Defaced, Destroyed, Lost or Stolen Notes.

               If (a) any mutilated or defaced Note is surrendered to a Transfer Agent, or if there shall be delivered to the Issuers, the Trustee and the Transfer Agent evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Issuers, the Transfer Agent and the Trustee such security or indemnity as may reasonably be required by them to save each of them harmless then, in the absence of notice to the Issuers, the Trustee or such Transfer Agent that such Note has been acquired by a bona fide purchaser, the Issuers shall execute and, upon Issuer Request, the Trustee shall authenticate and deliver, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note of the same Series and Class as such mutilated, defaced, destroyed, lost or stolen Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously outstanding.

               If, after delivery of such new Note, a bona fide purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, the Issuer, the Co-Issuer, the Note Registrar and the Trustee shall be entitled to demand return of such new Note from the Person to whom it was delivered or any Person taking therefrom, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Co-Issuer, the Trustee and the Note Registrar in connection therewith.

               In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuers in their discretion may, instead of issuing a new Note, pay such Note without requiring surrender thereof except that any mutilated Note shall be surrendered.

               Upon the issuance of any new Note under this Section 2.5, the Issuers, the Trustee or any Transfer Agent may require the payment by the registered holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Note issued pursuant to this Section 2.5 in lieu of any mutilated, defaced, destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuers and such new Note shall be entitled, subject to the second paragraph of this Section 2.5, to all the benefits of this Indenture.

               The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.

Section 2.6.  Payment of Principal and Interest; Rights Preserved.

               (a) Each Series of Class A Notes and Class B Notes shall accrue interest during each Interest Accrual Period at the applicable Note Interest Rate specified in Section 2.2(c), in the case of the initial Series of Class A Notes and Class B Notes issued under this Indenture, and in the case of any subsequent Series of Class A Notes or Class B Notes, at the applicable Note Interest Rate specified in the Supplemental Indenture for such Series. The Class C Notes shall accrue interest during each Interest Accrual Period at the applicable Note Interest Rate as specified in Section 2.2. Interest on each Class of Notes shall be due and payable on each Quarterly Payment Date immediately following the related Interest Accrual Period; provided that (i) payment of interest on the Class B Notes (and premium, if any) and the Class C Notes is subordinated to the payment on each Quarterly Payment Date or on any date following an Acceleration, of the interest (but not premium) due and payable on the Class A Notes of each Series (together with Defaulted Interest, if any) and may be paid only in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable, (ii) payment of interest on the Class C Notes is subordinated to the payment on each Quarterly Payment Date or on any date following an Acceleration, of the interest (but not premium) due and payable on the Class A Notes and the interest (but not premium) due and payable on the Class B Notes (together with Defaulted Interest, if any) and may be paid only in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable, and (iii) payments of interest on all Notes are subordinated to the payment on each Quarterly Payment Date or on any date following an Acceleration, of other amounts senior to such payments of interest in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable.

               So long as any Class A Notes are Outstanding, any interest due on the aggregate outstanding principal of the Class B Notes which is not available to be paid as a result of the operation of the Priority of Payments on any Quarterly Payment Date (such interest, "Class B Deferred Interest") shall not be considered "due and payable" for the purposes of Section 5.1(a) of the Common Agreement (and the failure to pay such interest shall not be an Event of Default, but may constitute a Deferral Event) until the Quarterly Payment Date on which such interest is available to be paid in accordance with the Priority of Payments or until the first Quarterly Payment Date on or after which the Class A Notes are no longer Outstanding. Any Class B Deferred Interest shall be added to the aggregate principal amount of the Class B Notes and interest shall accrue on the aggregate principal amount of Class B Notes as so increased at the Class B Deferral Interest Rate until (and including) the Interest Accrual Period immediately preceding the Quarterly Payment Date on which all interest due and payable on the Class B Notes as of such Quarterly Payment Date is paid in full (without any deferral), and thereafter, interest shall accrue on the aggregate principal amount of the Class B Notes at the Class B Note Interest Rate.

               So long as any Class A Notes and Class B Notes are Outstanding, any interest due on the Class C Notes which is not available to be paid as a result of the operation of the Priority of Payments on any Quarterly Payment Date (such interest, the "Class C Deferred Interest") shall not be considered "due and payable" for the purposes of Section 5.1(a) of the Common Agreement (and the failure to pay such interest shall not be an Event of Default) until the Quarterly Payment Date on which such interest is available to be paid in accordance with the Priority of Payments or until the first Quarterly Payment Date on or after which the Class A Notes and the Class B Notes are no longer Outstanding. Any Class C Deferred Interest shall be added to the aggregate principal of the Class C Notes and interest shall accrue on the aggregate principal amount as so increased at the Class C Note Interest Rate. Interest will cease to accrue on each Note, or in the case of a partial repayment or redemption, on such part, from the date of repayment or redemption or Stated Maturity unless payment of principal is improperly withheld or unless Default is otherwise made with respect to such payments. To the extent lawful and enforceable, interest on any Defaulted Interest shall accrue at the applicable
Note Interest Rate until paid as provided herein.

               (b) The principal of each Class A Note shall be due and payable no later than the Stated Maturity thereof unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of Acceleration, call for redemption or otherwise. The principal of each Class B Note and each Class C Note shall be due and payable no later than the Stated Maturity thereof unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of Acceleration, call for redemption or otherwise; provided, except as otherwise provided in Article 9 and the Priority of Payments, the payment of principal of the Class B Notes and the Class C Notes may only occur after principal of the Class A Notes has been paid in full and is subordinated to the payment on each Quarterly Payment Date or on any date following an Acceleration, to the principal due and payable on the Class A Notes and other amounts in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable; and any payment of principal of the Class B Notes which is not paid, in accordance with the Priority of Payments, on any Quarterly Payment Date, shall not be considered "due and payable" for purposes of Section 5.1(b) of the Common Agreement until the Quarterly Payment Date on which such principal may be paid in accordance with the Priority of Payments or, if earlier, the Quarterly Payment Date on which all of the Class A Notes have been paid in full; provided, further, except as provided in Article 9 and the Priority of Payments, the payment of principal of the Class C Notes may only occur after principal of the Class A Notes and Class B Notes has been paid in full and is subordinated to the payment of the principal and interest due and payable on the Class A Notes and Class B Notes and other amounts in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable; and any payment of principal of the Class C Notes which is not paid, in accordance with the Priority of Payments, on any Quarterly Payment Date shall not be considered "due and payable" for purposes of Section 5.1(b) of the Common Agreement until the Quarterly Payment Date on which such principal may be paid in accordance with the Priority of Payments or, if earlier, the Quarterly Payment Date on which all of the Class A Notes and Class B Notes have been paid in full.

               (c) Subject to the provisions of Sections 2.6(a) and (b) hereof, the Holders of Notes as of the most recent Record Date shall be entitled to the interest accrued and principal payable in accordance with Section 4.1 or 4.3 (as applicable) of the Security Agreement. All such payments that are mailed or wired and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Issuers to be maintained as provided in Section 7.2.

               (d) Any Paying Agent may require certification acceptable to it to enable the Issuers, the Trustee and any Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Note under any present or future law or regulation of any taxing authority or to comply with any reporting or other requirements under any such law or regulation.

               (e) Payments in respect of principal and interest on the Notes shall be payable by a Dollar check drawn on a bank in the U.S. or by wire transfer in immediately available funds to a Dollar account maintained by a Noteholder in accordance with wire transfer instructions received by any Paying Agent on or before the Record Date; provided that any such wire transfer instructions may indicate that they are applicable to all future payments until such Noteholder informs the Paying Agent to the contrary.

               (f) Payments of principal to Holders of the Notes of each Class shall be made in the proportion that the Outstanding Amount of the Notes of such Class registered in the name of each such Holder on such Record Date bears to the Outstanding Amount of all Notes of such Class on such Record Date.

               (g) All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of principal made on any Quarterly Payment Date or Redemption Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

               (h) Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Trustee or at the office of any Paying Agent on or prior to such Maturity; provided, however, that if there is delivered to the Issuers and the Trustee such security or indemnity as may be required by them to save each of them harmless and an undertaking thereafter to surrender such Note, then, in the absence of notice to the Issuers or the Trustee that the applicable Note has been acquired by a bona fide purchaser, such final payment shall be made without presentation or surrender. In the case where any final payment of principal and interest is to be made on any Note (other than on the Stated Maturity thereof) the Issuers or, upon Issuer Request, the Trustee, in the name and at the expense of the Issuers shall, not more than 30 nor less than 10 days prior to the date on which such payment is to be made, mail to the Persons entitled thereto at their addresses appearing on the Note Register, a notice which shall state the date on which such payment will be made, the amount of such payment per $100,000 initial principal amount of Notes and shall specify the place where such Notes may be presented and surrendered for such payment.

               (i) Subject to the foregoing provisions of this Section 2.6 and the provisions of Sections 2.4 and 2.5, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights of unpaid interest and principal that were carried by such other Note.

               (j) For so long as Class A Notes or Class B Notes are listed on the Luxembourg Stock Exchange, the Issuers, or upon the Issuer Request, the Trustee, in the name and at the expense of the Issuers, shall notify the Luxembourg Stock Exchange in the event that the Class A Notes or the Class B Notes do not receive scheduled payments of principal or interest on any Quarterly Payment Date.

Section 2.7.  Persons Deemed Owners.

               The Issuers, the Trustee and any agent of any of them may treat the Person in whose name any Note is registered as the owner of such Note on the Note Register on the applicable Record Date for the purpose of receiving payments of principal and interest on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and neither the Issuers nor the Trustee nor any agent of any of them shall be affected by notice to the contrary; provided, however, that the Depositary, or its nominee, shall be deemed the owner of the Global Notes, and owners of beneficial interest in Global Notes will not be considered the owners of any Notes for the purpose of receiving notices.

Section 2.8.  Cancellation.

               All Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, shall promptly be canceled by it and may not be reissued or resold. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed or held by the Trustee in accordance with its standard retention policy unless the Issuers shall direct by an Issuer Order that they be returned to it. Any Notes purchased by the Issuers (or either of them) shall be immediately delivered to the Trustee for cancellation.

Section 2.9.  New Issuances; Class C Issuances.

               (a) The Issuers may from time to time issue one or more new Series of Class A Notes and, in connection with a Class B Refinancing, issue one or more new Series of Class B Notes, in each case in accordance with the terms of this Indenture (each, a "New Issuance"; the date of such issuance being the "Subsequent Closing Date"). The Issuer may from time to time issue Class C Notes in accordance with the terms of this Indenture and the Enron Support Agreement (each, a "Class C Issuance"; the date of any such issuance being a "Class C Issuance Date").

               (b) On or before the Subsequent Closing Date relating to any new Series of Class A Notes or Class B Notes, the parties hereto will execute and deliver a Supplemental Indenture which will specify the Principal Terms of such New Issuance. The terms of such Supplemental Indenture may modify or amend the terms of this Indenture solely as applied to such new Series; except for any such modification or amendment relating solely to such new Series, in the event of any inconsistency between such Supplemental Indenture and this Indenture, this Indenture shall prevail.

               The consummation of a New Issuance, the obligation of the Trustee to execute and deliver a Supplemental Indenture hereto, and the obligation of the Trustee or the Authenticating Agent to authenticate any Notes in connection with a New Issuance, are subject to the satisfaction of the following conditions:

                       (1) on or before the fifteenth Business Day immediately
            preceding the Subsequent Closing Date, the Issuers shall have given the Trustee and each Rating Agency notice of such issuance and the related Subsequent Closing Date;

                       (2) the Issuers shall have delivered to the Trustee the
            related Supplemental Indenture, in substantially the form of Exhibit E and otherwise reasonably satisfactory to the Trustee, executed by the Issuers;

                       (3) each of the conditions set forth in Section 3.2
            shall have been satisfied with respect to an issuance of Class A Notes; and each of the conditions set forth in Section 3.3 shall have been satisfied with respect to an issuance of Class B Notes;

                       (4) each of the other conditions precedent specified in
            the related Supplemental Indenture shall have been satisfied;

                       (5) the Issuers shall have delivered to the Trustee an
            Officer's certificate of each of the Issuers (i) evidencing the authorization by Board Resolution of the Issuer, and the Co-Issuer, of the execution and delivery of the related Supplemental Indenture, the execution, authentication and delivery of the Notes to be issued and the execution and delivery of each other document to be executed and delivered by the Issuers in connection with such issuance, (ii) specifying the Principal Terms of the Notes to be executed, authenticated and delivered and (iii) certifying that (x) the attached copy of such Board Resolutions is a true and complete copy thereof, (y) such Board Resolutions have not been rescinded and are in full force and effect and (z) the Officers authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon;

                       (6) the Issuers shall have delivered to the Trustee an
            Officer's certificate stating that no Event of Default has occurred and is continuing or would result from the issuance of the Notes proposed to be issued; the issuance of the Notes applied for will not result in a breach of any of the terms, conditions or provisions or, or constitute a default under the organizational documents of the Issuer, any indenture or other agreements or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the execution, authentication and delivery of the Notes proposed to be issued (including in Section 3.3) have been complied with;

                       (7) the Issuers shall have delivered to the Trustee an
            Opinion of Counsel to the effect that neither of the Issuers will be required, as a result of the New Issuance, to be registered as an investment company under the Investment Company Act;

                       (8) the Issuers shall have delivered to the Trustee
            copies of any other instrument or document, fully executed (as applicable), necessary to consummate and perfect the grant of a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties in all of the Issuer's right, title and interest in and to the Collateral;

                       (9) the Issuers shall have delivered to the Trustee an
            Opinion of Counsel as regards the Lien of the Collateral Agent on the Collateral in substantially the form of that delivered to the Collateral Agent on the Closing Date;

                       (10) the Issuers shall have delivered to the Trustee an
            Opinion of Counsel to the effect that the Class A Notes and the Class B Notes will be debt for federal income tax purposes; and

                       (11) pursuant to the Management Agreement, the Program
            Manager shall have certified to the Issuers that procedures have been followed to ensure that no more than 50% of the debt obligations held by the Issuer are principally secured by real property [within the meaning of Code section 7701(i)].

Upon satisfaction of the above conditions, (i) the Trustee or the Authenticating Agent, as the case may be, will authenticate the relevant Notes to be issued in connection with such New Issuance, (ii) the Trustee will execute and deliver the related Supplemental Indenture and will take the actions and execute the documents specified in such Supplemental Indenture to be taken or executed in connection with such issuance and (iii) to the extent not inconsistent with this Indenture or any Supplemental Indenture, the Trustee will take the actions and execute the documents authorized by the Issuers in the Board Resolutions delivered pursuant to clause (5) above to be taken or executed in connection with such issuance.

               (c) On or before the Class C Issuance Date relating to any Class C Notes, the parties hereto will execute and deliver a Supplemental Indenture which will specify (i) the Class C Note Interest Rate with respect to such Class C Notes and (ii) the principal amount of such Class C Notes. The consummation of a Class C Issuance and the obligation of the Trustee or the Authenticating Agent to authenticate any Class C Notes in connection with a Class C Issuance, are subject to the satisfaction of the following conditions:

               (1) on or before the fifth Business Day immediately preceding the Class C Issuance Date, the Issuer shall have given the Trustee and each Rating Agency notice of such issuance and of each purchaser;

               (2) each of the conditions set forth in Section 3.4 shall have been satisfied; and

               (3) each purchaser of any Note shall have delivered to the Trustee certification in the form of Exhibit F, with relevant tax forms duly completed and attached, that (A) either (x) such purchaser is a United States Person or (y) all income to be received by such purchaser with respect to such Note (whether the Note is treated as a partnership interest or an indebtedness of the Issuer for United States federal income tax purposes) will be entitled to complete exemption from the withholding of United States federal income tax; and (B) either (x) such purchaser is not (for United States federal income tax purposes) a partnership, grantor trust, S corporation or other pass-through entity or (y) such purchaser was not formed for the purpose of acquiring Class C Notes, Support Notes or Interests and no more than 50% of the value of a beneficial owner's interest in such purchaser will be attributable to any Class C Notes, Support Notes, Interests or other profit interest in the Issuer held by such purchaser.

Upon satisfaction of the above conditions, the Trustee or the Authenticating Agent, as the case may be, will, authenticate the relevant Class C Notes to be issued in connection with such Class C Issuance.

               (d) The Issuer shall pay all Transaction Expenses related to each New Issuance from the proceeds of such New Issuance by allocating and crediting to the Operating Account, on the relevant Subsequent Closing Date, an amount equal to such Transaction Expenses, as determined by the Program Manager on behalf of the Issuer, and apply the amounts so credited to the Operating Account for payment of such expenses as they become due.

Section 2.10  Temporary Notes.

               Pending preparation of definitive Notes, the Issuers may issue, and, upon its written request, the Trustee shall authenticate, in lieu of definitive Notes, one or more temporary printed or typewritten Notes in the form recited in this Indenture, in any Authorized Denomination. Upon written request of the Issuers, the Trustee shall authenticate definitive Notes in exchange for and upon surrender of an equal principal amount of temporary Notes. Until so exchanged, temporary Notes shall have the same rights, remedies and security hereunder as definitive Notes.

Section 2.11. Parity of Notes within each Class; Ranking.

               All Notes of a Class issued and Outstanding hereunder rank on a parity with each other Note of such Class, and each Note shall be secured equally and ratably by the Security Agreement with each other Note of such Class, without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise, and each Note of a Class shall be entitled to the same benefits and security in this Indenture and the Security Agreement as each other Note of such Class.


                                    ARTICLE 3

                              CONDITIONS PRECEDENT

Section 3.1.  Conditions to the Issuance of Notes on the Closing Date.

               The Notes to be issued on the Closing Date may be executed by the Issuers and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee (or an Authenticating Agent on its behalf) upon Issuer Request, upon satisfaction of the conditions precedent set forth in Article 8 of the Common Agreement.

Section 3.2.  Conditions to the Issuance of Class A Notes After the Closing
Date.

               The issuance of any Series of Class A Notes on a Subsequent Closing Date shall be subject to the satisfaction of the following conditions:

                    (i) the additional Class A Notes will have the same Stated Maturity and the same terms, other than interest rate, as the Initial Class A Notes;

                    (ii) after giving effect to any application of the proceeds of such issuance, the sum of aggregate outstanding principal balance of the Class A Notes and Class B Notes and the aggregate principal amount of advances Allocated plus amounts drawn under the Backup Facility does not exceed the Maximum Class A Principal Amount;

                    (iii) if such Class A Notes are issued after the Investment Termination Date, the proceeds of such issuance shall be applied (A) to reduce amounts Allocated or (B) to repay amounts drawn, under the Backup Facility or (C) to redeem in accordance with Article 10 of the Common Agreement all or a portion of Class A Notes, Class B Notes or Class C Notes issued and outstanding,

                    (iv) the Liquidity Test is satisfied on such date,

                    (v) unless the proceeds of such issuance are used to reduce amounts Allocated, or to repay amounts drawn, under the Backup Facility, the Rating Condition and the Credit Support Tests are satisfied on such date (after taking into account such issuance), and

                    (vi) no Default has occurred and is continuing on such date.

Section 3.3.  Conditions to the Issuance of Class B Notes After the Closing
Date.

               The issuance of any Class B Notes on any Quarterly Payment Date on or after the fifth anniversary of the Closing Date in connection with a Class B Refinancing shall be subject to the satisfaction of the following conditions:

                     (i) no Default has occurred and is continuing on such date; and

                     (ii) the Rating Condition is satisfied after giving effect to such Class B Refinancing.

Section 3.4.  Conditions to the Issuance of Class C Notes After Closing Date.

               The issuance of any Class C Notes on a date after the Closing Date shall be subject to the satisfaction of the conditions set forth in the Enron Support Agreement.

                                    ARTICLE 4

                     SATISFACTION AND DISCHARGE; DEFEASANCE

Section 4.1.  Satisfaction and Discharge of Indenture.

               This Indenture shall be discharged and shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon as provided herein, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Trustee and payable to all or any of them; and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

               (a) either:

                      (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in
         Section 2.5 and (B) Notes for whose payment Money has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Trustee for cancellation; or

                      (ii) all Notes not theretofore delivered to the Trustee for cancellation (A) have become due and payable, or (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for redemption pursuant to Section 9.1 under an arrangement satisfactory to the Trustee for the giving of notice of redemption by the Issuers pursuant to Section 9.3 and the Issuer has irrevocably deposited or caused to be deposited with the Trustee, in trust for such purpose, Cash or noncallable direct obligations of the United States of America, provided that such obligations are entitled to the full faith and credit of the United States of America or are debt obligations which are rated not less than "Aaa" by Moody's and not less than "AAA" by Standard & Poor's in an amount sufficient, as verified by a firm of Independent certified public accountants which are nationally recognized, to pay and discharge the entire indebtedness on such Notes, including any Premium, not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the Stated Maturity or the Redemption Date, as the case may be; provided that this subsection (ii) shall not apply if an election to act in accordance with the provisions of Section 5.2 of the Security Agreement shall have been made and not rescinded;

               (b) the Issuers have paid or caused to be paid all other sums payable hereunder and no other amounts will become due and payable by the Issuer and under the other Financing Documents; and

               (c) the Issuers have delivered to the Trustee Officer's certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

               Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuers, the Trustee, the Program Manager and, if applicable, the Noteholders, as the case may be, under Sections 2.6, 4.2, 5.7, 5.15, 6.7, 6.8, 7.1 and 7.3 and Article 12 shall survive.

Section 4.2.  Application of Trust Money.

               All property deposited with the Trustee pursuant to this Article 4, including but not limited to money and U.S. Government Obligations deposited pursuant to Section 4.5 hereof, held in trust and applied by it in accordance with the provisions of the Notes and this Indenture, including, without limitation, the Priority of Payments and the Priority of Acceleration Payments, for the payment either directly or through any Paying Agent, as the Trustee may determine, to the Person entitled thereto of the respective amounts in respect of which such property has been deposited with the Trustee; but such property need not be segregated from other funds except to the extent required herein or required by law.

Section 4.3.  Repayment of Monies Held by Paying Agent.

               In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all Monies then held by any Paying Agent other than the Trustee under the provisions of this Indenture shall, upon demand of the Issuers, be paid to the Trustee to be held and applied pursuant to
Section 7.3 and in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable (and as applicable to the Trustee and Holders) and thereupon such Paying Agent shall be released from all further liability with respect to such Monies.

Section 4.4.  Defeasance of Notes.

               (a) Subject to the provisions of Sections 4.4(b), 4.5 and 4.7 below, the Issuers at any time may terminate (i) all their obligations under this Indenture and the Notes (a "Legal Defeasance") or (ii) their obligations under any of its covenants, other than under Section 7.2 hereof and their obligation to make payments on the Notes pursuant to Section 2.6 hereof (a "Covenant Defeasance"). With respect to any Covenant Defeasance, except as specified in clause (ii) of the preceding sentence, the remainder of this Indenture and the Notes shall be unaffected thereby. The Issuers may exercise a Legal Defeasance notwithstanding the prior exercise of a Covenant Defeasance. If the Issuers exercise a Legal Defeasance, payment of the Notes may not be accelerated due to an Event of Default. Upon satisfaction of the conditions set forth herein and on demand of the Issuers, the Trustee (x) shall acknowledge in writing the discharge of the obligations terminated by the Issuers, (y) shall execute documents and deliver such instruments in writing as shall be required to reconvey, release, assign and deliver to the Issuers any and all of the Trustee's interest in the Collateral, the right, title and interest in and to any and all rights conveyed, assigned or pledged to the Trustee or otherwise subject to this Indenture and (z) shall turn over to the Issuers or to any such person, body or authority as may be entitled to receive the same all balances then held by it hereunder. Covenant Defeasance, as effected hereby, means that the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth under any of the covenants in this Indenture except as set forth hereinabove, whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1 of the Common Agreement.

               (b) Notwithstanding Section 4.4(a) above, the obligations of the Issuers pursuant to Sections 2.4, 2.5, 2.6, Articles 4 and 6 hereof and Section
1.22 of the Common Agreement shall survive until the Notes have been paid in full.

Section 4.5. Conditions to Defeasance. Either the Legal Defeasance or the Covenant Defeasance may be exercised by the Issuers only if:

               (a) The Issuers shall have irrevocably deposited in trust with the Trustee (i) Cash in an amount which, when added to any other moneys held by the Trustee and available for such payment, would be sufficient to pay (A) the principal of and interest on, all Notes issued hereunder and under any Supplemental Indenture when due, whether on any Quarterly Payment Date or upon redemption, Acceleration, or otherwise and (B) all other sums payable hereunder and under any Supplemental Indenture, (ii) U.S. Government Obligations, (iii) securities evidencing ownership interest in obligations or in specified portions thereof (which shall consist of specified portions of the principal of or interest on such obligations) of the character described in clause (ii) above sufficient to make all of the payments specified in clause (i) above or (iv) any combination of such Cash and such obligations (the "Obligations") specified in
(ii) or (iii) above when due, are or will be sufficient to make all the payments specified in clause (i) above, and such deposit shall not cause the Trustee to have a conflicting interest as defined in and for the purposes of the Trust Indenture Act;

               (b) The Issuers shall have delivered to the Trustee a certificate from a nationally recognized firm of Independent accountants expressing their opinion that the deposited Cash and/or the Obligations without any reinvestment thereof will provide Cash at such times and in such amounts as will be sufficient to pay principal of and interest on, all Outstanding Notes when due, whether on any Quarterly Payment Date or upon redemption, Acceleration, or otherwise;

               (c) The Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) all preference periods applicable to the defeasance trust have expired under any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) the defeasance trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the U.S. Investment Company Act of 1940, as amended and (iii) the Holders shall have a perfected security interest under applicable law in the Obligations so deposited;

               (d) No Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 123rd day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

               (e) Such Legal Defeasance or Covenant Defeasance, as the case may be, shall not result in a breach or violation of or constitute a Default under this Indenture, or any other material agreement or instrument to which either the Issuer or the Co-Issuer is a party or by which the Issuer or the Co-Issuer is bound;

               (f) In the case of a Legal Defeasance or a Covenant Defeasance, as the case may be, the Issuers shall have delivered to the Trustee an Opinion of Counsel confirming that (i) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture there has been a change in the applicable United States Federal income tax law, in case of either clause (i) or (ii) above to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for United States federal income tax purposes as a result of such Legal Defeasance or Covenant Defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance or Covenant Defeasance had not occurred; and

               (g) The Issuers shall have delivered to the Trustee an Officer's Certificate and Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

               Neither the Obligations nor moneys deposited with the Trustee pursuant to this section shall be substituted, withdrawn, reinvested or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of and interest on the Notes.

Section 4.6.  Indemnification for U.S. Government Obligations.

               The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.5 hereof or the principal and interest received on such U.S. Government Obligations.

Section 4.7.  Reinstatement

               If the Trustee or Paying Agent is unable to apply any money in accordance with Section 4.5 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.5 hereof, until such time as the Trustee or Paying Agent is permitted to apply all such Cash or U.S. Government Obligations in accordance with Section 4.5 hereof; provided, however, that, if the Issuer has made any payment of interest or principal on the Notes because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Noteholders to receive such payment from Cash or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 5

                           EVENTS OF DEFAULT; REMEDIES

Section 5.1.  Events of Default.

               (a) If an Event of Default (as set forth in the Common Agreement) has occurred and is continuing (other than an Event of Default specified in paragraphs (h) or (i) of Section 5.1 of the Common Agreement), then, subject to
Article 3 of the Intercreditor Agreement, (i) the Trustee by notice to the Issuers or (ii) the Holders of not less than (A) 25% of the Controlling Class in the case of an Event of Default specified in paragraphs (a) or (b) of Section
5.1 of the Common Agreement and (B) 33% of the Controlling Class in all other cases, by notice to the Issuers and the Trustee, may (A) declare the principal of all the Notes to be immediately due and payable, and upon any such declaration such principal, together with all accrued and unpaid interest thereon, and other amounts payable hereunder, shall become immediately due and payable and (B) terminate the Investment Period. If an Event of Default specified in paragraphs (h) or (i) of Section 5.1 of the Common Agreement occurs, (A) all unpaid principal, together with all accrued and unpaid interest thereon, of all the Notes, and other amounts payable hereunder, shall automatically become due and payable without any declaration or other act on the part of the Trustee or any Noteholder and (B) the Investment Period shall terminate.

               (b) At any time after an Acceleration has been declared and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter provided in this Article 5, 25% of the Controlling Class, by written notice to the Issuers and the Trustee, may rescind and annul such declaration and its consequences if:

                     (i) the Issuer or the Co-Issuer has paid or deposited with the Trustee an amount sufficient to pay:

                     (A) all overdue installments of interest on and principal
               of the Notes, and

                     (B) all unpaid expenses and unpaid taxes of the Trustee and all other sums paid or advanced by the Trustee hereunder and the reasonable compensation, disbursements and advances of the Trustee, its agents and its counsel; and

                     (ii) the Trustee has determined that all Events of Default, other than the nonpayment of the interest on or principal of Notes that have become due solely as a result of such Acceleration, have been cured and a Majority of the Controlling Class by written notice to the Trustee has agreed with such determination (which agreement shall not be unreasonably withheld) or waived as provided in Section 5.12.

               No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 5.2.  Collection of Indebtedness and Suits for Enforcement by Trustee.

               The Issuers covenant that if a Default shall occur in respect of the payment of any principal of or interest or other amounts owing on any Note to the extent then due and payable pursuant to the terms hereof and the Priority of Payments or the Priority of Acceleration Payments, as applicable, the Issuers will, upon demand of the Trustee or any affected Noteholder, pay to the Trustee, for the benefit of the Holder of such Note, the whole amount, if any, then due and payable on such Note for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable
Note Interest Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and such Noteholder and their respective agents and counsel.

               If the Issuer or the Co-Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, subject to the Intercreditor Agreement, institute a Proceeding for the collection of the sums so due and unpaid, and may, and shall, upon the direction by a Majority of the Controlling Class, prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuers or any other obligor upon the Notes and collect the Monies adjudged or decreed to be payable in the manner provided by law out of the Collateral or other property of the Issuers.

               If an Event of Default occurs and is continuing, the Trustee may in its discretion, but subject to the Intercreditor Agreement, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effectual (if no direction by a Majority of the Controlling Class is received by the Trustee) or as the Trustee may be directed by a Majority of the Controlling Class, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or any other Financing Document or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture, by any other Financing Document or by law.

               In case there shall be pending Proceedings relative to the Issuer or the Co-Issuer or any other obligor upon the Notes under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer, the Co-Issuer or such other obligor or its property, or in case of any other comparable Proceedings relative to the Issuer, the Co-Issuer or such other obligor upon the Notes, or the creditors or property of the Issuer, the Co-Issuer or such other obligor, the Trustee, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such Proceedings or otherwise, to take any and all actions authorized under the Trust Indenture Act. In particular, the Trustee shall be authorized:

               (a) to file and prove a claim or claims for the whole amount of principal, interest and other amounts owing and unpaid in respect of the Notes upon direction by the Holders of such Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee) and of the Noteholders allowed in any Proceedings relative to the Issuer, the Co-Issuer or other obligor upon the Notes or to the creditors or property of the Issuer, the Co-Issuer or such other obligor;

               (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes, upon the direction of such Holders, in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or person performing similar functions in comparable Proceedings; and

               (c) to collect and receive any Monies or other property payable to or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on behalf of the Noteholders and the Trustee; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

               All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys and counsel, shall be for the ratable benefit of the Holders of the Notes of each Class payable to the Holders in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable.

               In any Proceedings brought by the Trustee on behalf of the Holders, the Trustee shall be held to represent all the Holders of the Notes.

Section 5.3.  Remedies.

               If an Event of Default shall have occurred and be continuing, and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee, on behalf of the Noteholders, shall have the rights provided thereto under the Security Agreement which rights will be enforced by the Collateral Agent on behalf of all the Secured Parties in accordance with the terms of the Security Agreement and subject to the Intercreditor Agreement.

Section 5.4.  Trustee May Enforce Claims Without Possession of Notes.

               All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be applied as set forth in Section 5.5.

Section 5.5.  Application of Money Collected.

               Any Money collected by the Trustee with respect to the Notes pursuant to this Article 5 and any Money that may then be held or thereafter received by the Trustee with respect to the Notes hereunder shall be applied, subject to Section 12.1 hereof, Section 4.3 of the Security Agreement and
Section 3.1 of the Intercreditor Agreement, at the date or dates fixed by the Trustee.

Section 5.6.  Limitation on Suits.

               Subject to Section 5.16, no Holder of any Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (a) such Holder has previously given to the Trustee written notice of an Event of Default;

               (b) except as otherwise provided in Section 5.7, a Majority of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (c) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

               (d) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of the same Class or to obtain or to seek to obtain priority or preference over any other Holders of the Notes of the same Class or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes of the same Class subject to and in accordance with Section 12.1 of the Security Agreement, and the Priority of Payments or Priority of Acceleration Payments, as applicable.

Section 5.7. Unconditional Rights of Noteholders to Receive Principal and Interest.

               (a) Notwithstanding any other provision in this Indenture but subject to the terms of the Intercreditor Agreement, the Holder of any Class A Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest and other amounts owing on such Note as such principal, interest and other amounts become due and payable and, subject to the provisions of Section 5.6, to institute proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

               (b) Notwithstanding any other provision in this Indenture but subject to the terms of the Intercreditor Agreement, the Holder of any Class B Note or Class C Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest and other amounts owing on such Class B Note or to receive payment of the principal of and interest and other amounts owing on such Class C Note, as the case may be, as such principal and/or interest become due and payable in accordance with Section 12.1, and the Priority of Payments or the Priority of Acceleration Payments, as applicable. Holders of Class B Notes shall have no right to institute proceedings for the enforcement of any such payment until such time as no Class A Note remains Outstanding, which right shall be subject to the provisions of Section 5.6 and shall not be impaired without the consent of any such Holder. Holders of Class C Notes shall have no right to institute proceedings for the enforcement of any such payment until such time as no Class A Note or Class B Note remains Outstanding, which right shall be subject to the provisions of Section 5.6, and shall not be impaired without the consent of any such Holder.

Section 5.8.  Restoration of Rights and Remedies.

               If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuers, the Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.9.  Rights and Remedies Cumulative.

               Except as otherwise expressly provided in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing by law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10. Delay or Omission Not Waiver.

               No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 5 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

Section 5.11. Control by Noteholders.

               Notwithstanding any other provision of this Indenture, but subject to the terms of the Intercreditor Agreement, a Majority of the Controlling Class shall have the right to cause the institution of and direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee for exercising any trust, right, remedy or power conferred on the Trustee; provided that:

               (a) such direction shall not conflict with any rule of law or with this Indenture;

               (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided that, subject to
Section 6.1, the Trustee need not take any action that it determines might involve it in liability (unless the Trustee has received satisfactory indemnity against such liability as set forth below); and

               (c) the Trustee shall have been provided with indemnity satisfactory to it.

Section 5.12. Waiver of Past Defaults.

               Subject to the Intercreditor Agreement, prior to the time a judgment or decree for payment of the Money due has been obtained by the Trustee, as provided in this Article 5, a Majority of the Controlling Class may on behalf of the Holders of all the Notes waive any past Default and its consequences, except a Default:

               (a) in the payment of the principal of and Premium on any Note or in the payment of interest on the Class A Notes or, after the Class A Notes have been paid in full, the Class B Notes or, after the Class B Notes have been paid in full, the Class C Notes; or

               (b) in respect of a covenant or provision hereof that under
Section 8.2 cannot be modified or amended without the waiver or consent of the Holder of each Outstanding Note affected thereby; or

               (c) arising under Section 5.1(h) or 5.1(i) of the Common
Agreement.

               In the case of any such waiver, the Issuers, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

               Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Section 5.13. Undertaking for Costs.

               All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, as provided in the Trust Indenture Act; provided that neither the provisions of this Section
5.13 nor the Trust Indenture Act shall apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in aggregate Outstanding Amount of the Controlling Class, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest or other amounts owing on any Note on or after the Stated Maturity expressed in such Note (or, in the case of redemption, on or after the applicable Redemption Date).

Section 5.14. Waiver of Stay or Extension Laws.

               The Issuers covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants, the performance of or any remedies under this Indenture; and the Issuers (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15. Action on the Notes.

               (a) The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. None of the rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or the Co-Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer or the Co-Issuer.

               (b) The Trustee is authorized to take all of the other actions that it is permitted to take under any other Financing Document.

Section 5.16. Inconsistency with Common Agreement, Intercreditor Agreement and Security Agreement.

               Each Holder of a Note acknowledges that the Trustee has entered into the Common Agreement and the Intercreditor Agreement on behalf of the Holders of the Notes and all future Holders of the Notes. Notwithstanding anything to the contrary expressed or implied herein, all rights, powers and remedies available to the Trustee and the Holders of the Notes, and all future Holders of the Notes, shall be subject to the Common Agreement, the Intercreditor Agreement and the Security Agreement. In the event of any conflict or inconsistency between the terms and provisions of this Indenture, the Common Agreement, the Intercreditor Agreement and the Security Agreement, the terms of the Common Agreement, the Intercreditor Agreement and the Security Agreement shall govern and control.

Section 5.17. Actions to be taken by the Trustee under Intercreditor Agreement.

               Notwithstanding any other provision contained herein to the contrary, in the event that any consent, approval, waiver or other direction of the Representatives, the Lenders or the Required Lenders is sought by the Collateral Agent pursuant to the Intercreditor Agreement and the matter with respect to which such consent, approval, waiver or direction is sought is a matter that the Trustee is entitled to vote on under the Intercreditor Agreement, the Trustee, promptly upon the receipt of notice from the Collateral Agent describing the action to be voted on in accordance with the Intercreditor Agreement, shall promptly notify the Noteholders thereof and of the Decision Period (as defined in the Intercreditor Agreement) so as to allow the Noteholders to direct the Trustee in accordance with Section 13.2 as to votes to be cast by the Trustee in respect of such matter. The Trustee shall vote only in accordance with instructions issued by the Noteholders at such meeting.


                                    ARTICLE 6

                                   THE TRUSTEE

Section 6.1.  Certain Duties and Responsibilities.

               (a) Except during the continuance of an Event of Default:

               (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and in any other Trustee Document, and no implied covenants or obligations shall be read into this Indenture or any other Trustee Document against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture or any other Trustee Document; provided that in the case of any such certificates or opinions which by any provision hereof or of any other Trustee Document are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture or such other Trustee Document and shall promptly, but in any event within three Business Days in the case of an Officer's certificate furnished by the Issuer and/or the Co-Issuer, notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee within 15 days after such notice from the Trustee, the Trustee shall so notify the Noteholders.

               (b) In case an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from 25% of the Controlling Class in the case of an Event of Default specified in Sections 5.1(a) or 5.1(b) of the Common Agreement and 33% of the Controlling Class in all other cases, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

               (c) No provision of this Indenture or of any other Trustee Document shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                        (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

                        (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, the Co-Issuer or the Program Manager in accordance with this Indenture, or exercising any trust or power conferred upon the Trustee, under this Indenture or any other Financing Document;

                        (iv) no provision of this Indenture or any other Trustee Document shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers contemplated hereunder or thereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (if the amount of such funds or risk or liability does not exceed the amount payable to the Trustee pursuant to Article 4 of the Security Agreement, the Trustee shall be deemed to be reasonably assured of such repayment) unless such risk or liability relates to performance of its ordinary services, including under Article 5, under this Indenture or any other Trustee Document; and

                        (v) the Trustee shall not be liable to the Noteholders for any action taken or omitted by it at the direction of the Issuers, the Program Manager and/or the Controlling Class under circumstances in which such direction is required or permitted by the terms of this Indenture or any other Trustee Document.

               (d) For all purposes under this Indenture and each other Trustee Document, the Trustee shall not be deemed to have notice or knowledge of any Default unrelated to payment on the Notes unless a Trust Officer assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office and such notice references the Notes generally, the Issuers or this Indenture. For purposes of determining the Trustee's responsibility and liability hereunder, whenever reference is made in this Indenture or any other Trustee Document to such a Default, such reference shall be construed to refer only to such a Default of which the Trustee is deemed to have notice as described in this Section 6.1.

               (e) Whether or not therein expressly so provided, every provision of this Indenture or any other Trustee Document relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

Section 6.2.  Notice of Default.

               Promptly (and in no event later than two Business Days) after the occurrence of any Event of Default known to the Trustee or after any declaration of Acceleration has been made or delivered to the Trustee pursuant to the Intercreditor Agreement, the Trustee, in accordance with the requirements under the Trust Indenture Act, shall mail to all Holders of Notes, as their names and addresses appear on the Note Register, and each Rating Agency, notice of all Events of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

               In addition, for so long as the Class A Notes or the Class B Notes are listed on the Luxembourg Stock Exchange and so long as the rules of such stock exchange so require, such notices to the Holders of such Class A Notes and Class B Notes shall also be given by publication in an Authorized Newspaper.

Section 6.3.  Certain Rights of Trustee.

               Except as otherwise provided in Section 6.1:

               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Issuer or the Co-Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

               (c) whenever in the administration of this Indenture or any other Trustee Document the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder or thereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's certificate;

               (d) as a condition to the taking or omitting of any action by it hereunder or under any other Trustee Document, the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Indenture or any other Trustee Document at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper documents, but the Trustee, in its discretion, may and, upon the written direction of a Majority of the Controlling Class shall make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed, and, the Trustee shall be entitled, on reasonable prior notice to the Issuers and the Program Manager, to examine the books and records of the Issuers and the Program Manager relating to the Notes, personally or by agent or attorney at a time acceptable to the Issuers or the Program Manager in their reasonable judgment during normal business hours; provided that the Trustee shall, and shall cause its agents, to hold in confidence all such information, except (i) to the extent disclosure may be required by law by any regulatory authority and (ii) to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

               (g) the Trustee may execute any of the trusts or powers hereunder or under any other Trustee Document or perform any duties hereunder or thereunder either directly or by or through agents or attorneys; provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than any Affiliate of the Trustee) appointed and supervised, or attorney appointed, with due care by it hereunder or thereunder;

               (h) the Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably and, after the occurrence and during the continuance of an Event of Default, prudently believes to be authorized or within its rights or powers hereunder;

               (i) nothing herein shall be construed to imply an obligation on the part of the Trustee to recalculate, evaluate or verify any report, certificate or information received from the Issuer, the Co-Issuer or the Program Manager (unless and except to the extent expressly required hereby); and

               (j) the Trustee shall not be responsible or liable for any inaccuracies in the records of any Custodian, Clearing Agency, Euroclear, Cedel or other Securities Intermediary, or for the actions or omissions of any such Person.

Section 6.4.  Authenticating Agents.

               Upon the request of the Issuers, the Trustee shall, and if the Trustee so chooses the Trustee may, appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.3, 2.4, 2.5 and 8.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 6.4 shall be deemed to be the authentication of Notes "by the Trustee".

               Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

               Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuers. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuers. Upon receiving such notice of resignation or upon such a termination, the Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuers.

               The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.8. The provisions of Sections 2.8, 6.5 and 6.6 shall be applicable to any Authenticating Agent.

Section 6.5.  Not Responsible for Recitals or Issuance of Notes.

               The recitals contained herein and in the Notes, other than the Certificate of Authentication thereon, shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture (except as may be made with respect to the validity of the Trustee's obligations hereunder), of the Collateral or of the Notes or of any other Financing Document. The Trustee shall not be accountable for the use or application by the Issuers of the Notes or the proceeds thereof or any Money paid to the Issuers pursuant to the provisions hereof or of any other Financing Document.

Section 6.6.  May Hold Notes.

               The Trustee, any Paying Agent, Note Registrar or any other agent of the Issuers, in its individual or any other capacity, may become the owner or pledgee of Notes and, may otherwise deal with the Issuers or any of their Affiliates, with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

Section 6.7.  Money Held in Trust.

               Money held by the Trustee hereunder shall be held in trust to the extent required herein. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed upon with the Issuers and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Permitted Investments.

Section 6.8.  Compensation and Reimbursement.

               (a) The Issuer agrees to pay the Trustee, on each Quarterly Payment Date, reasonable compensation for all services rendered by it hereunder and to reimburse and indemnify the Trustee in a timely manner as set forth in Sections 1.21 and 1.22 of the Common Agreement.

               (b) The Issuer shall cause the Collateral Agent to remit payment for such fees and expenses to the Trustee in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable.

               (c) The Trustee hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer or the Co-Issuer for the non-payment to the Trustee of any amounts provided by this Section 6.8 until at least one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Notes issued under this Indenture.

               (d) The amounts payable to the Trustee pursuant to Section 6.8(a) shall be payable on any Quarterly Payment Date as provided in Section 4.1 of the Security Agreement, and the Trustee shall have a Lien ranking senior to that of the Noteholders upon all property and funds held or collected as part of the Collateral (including funds deposited in the Note Payment Account) to secure payment of amounts payable to the Trustee under this Section 6.8 not to exceed such amount with respect to any Quarterly Payment Date; provided that the Trustee shall not institute any proceeding for enforcement of such Lien except in connection with an action pursuant to Section 5.3.

               Fees applicable to periods shorter than a calendar quarter shall be prorated based on the number of days within such period. The Trustee shall receive amounts pursuant to this Section 6.8 and Section 4.1 of the Security Agreement only to the extent that the payment thereof will not result in an Event of Default and the failure to pay such amounts to the Trustee will not, by itself, constitute an Event of Default. Subject to Section 6.11, the Trustee shall continue to serve as Trustee under this Indenture notwithstanding the fact that the Trustee shall not have received amounts due it hereunder. No direction by a Majority of the Controlling Class shall affect the right of the Trustee to collect amounts owed to it under this Indenture.

               If on any date when a fee shall be payable to the Trustee pursuant to this Indenture insufficient funds are available for the payment thereof, any portion of a fee not so paid shall be deferred and payable on such later date on which a fee shall be payable and sufficient funds are available therefor.

Section 6.9.  Disqualification; Conflicting Interests.

               If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 6.10. Corporate Trustee Required; Eligibility.

               There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $[200,000,000], has long-term debt rated at least "[A2]" by Moody's and "[A]" by Standard & Poor's and has an office within the United States. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.10, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article 6.

Section 6.11. Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.12.

               (b) The Trustee may resign at any time by giving written notice thereof to the Issuers, the Noteholders, the Program Manager and each Rating Agency. Upon receiving such notice of resignation, the Issuers shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, and an authorized Officer of the Co-Issuer, one copy of which shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees, together with a copy to each Noteholder and the Program Manager; provided that such successor Trustee shall be appointed only upon the written consent of a Majority of the Controlling Class. If no successor trustee shall have been appointed and an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 90 days after the giving of such notice of resignation, the resigning Trustee, or any Noteholder, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by the Issuer or by a Majority of the Controlling Class by an instrument delivered to the Trustee at any time with or without cause.

               (d) If at any time:

                     (i) the Trustee shall fail to comply with Section 6.10 after written request therefor by the Issuer or by any Noteholder who has been a bona fide Noteholder for at least six months;

                     (ii) the Trustee shall cease to be eligible under Section
          6.10 and shall fail to resign after written request therefor by the Issuer or by any Noteholder; or

                     (iii) the Trustee shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (subject to Section 6.11(a)), (A) the Issuers, by Issuer Order, may remove the Trustee with respect to all Notes, or (B) subject to
Section 5.13, any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any reason, the Issuers, by Issuer Order, shall promptly appoint a successor Trustee or Trustees. If the Issuers shall fail, at a time when no Event of Default shall have occurred and be continuing, to appoint a successor Trustee within 60 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by Act of the Holders of a Majority of the Controlling Class delivered to the Issuers and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede any successor Trustee proposed by the Issuers. If no successor Trustee shall have been so appointed by the Issuers or such Holders and shall have accepted appointment in the manner hereinafter provided, any Noteholder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Issuers shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to the Program Manager, each Rating Agency and to the Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Issuers fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuers.

Section 6.12. Acceptance of Appointment by Successor.

               Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuers, the Program Manager and the retiring Trustee an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any other act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuers or a Majority of any Class or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its Lien, if any, provided for in Section 6.8(d). Upon request of any such successor Trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article 6.

Section 6.13. Merger, Conversion, Consolidation or Succession to Business of Trustee.

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 6.14. Representations and Warranties of Chase Texas.

               (a) Organization and Good Standing. Chase Texas has been duly organized and is validly existing under the laws of the United States and has the power to conduct its business and affairs as a trustee.

               (b) Authorization; Binding Obligations. Chase Texas has the corporate power and authority to perform the duties and obligations of the Trustee under this Indenture and the other Trustee Documents. Chase Texas has taken all necessary corporate action to authorize the execution, delivery and performance of this Indenture, and all of the documents required to be executed by Chase Texas pursuant hereto. Upon execution and delivery by the Issuers, this Indenture will constitute the legal, valid and binding obligation of Chase Texas enforceable in accordance with its terms.

               (c) Eligibility. Chase Texas is eligible under Section 6.10 to serve as Trustee hereunder.

               (d) No Conflict. Neither the execution, delivery and performance of this Indenture or any other Trustee Document, nor the consummation of the transactions contemplated hereby or thereby, (i) is prohibited by, or requires Chase Texas to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree that is binding upon Chase Texas or any of its properties or assets, or
(ii) will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any Lien pursuant to, or require any consent under, any agreement to which Chase Texas is a party or by which it or any of its property is bound.

               (e) No Proceedings. There are no proceedings pending, or to the best knowledge of Chase Texas, threatened against Chase Texas before any Federal, provincial or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, that could have a material adverse effect on any action taken or to be taken by Chase Texas under this Indenture or any of the other Trustee Documents.

Section 6.15. Collateral Trust Provisions.

               The Trustee and the Issuers hereby acknowledge and recognize the appointment of Chase Texas (and its successors and assigns) as Collateral Agent pursuant to the terms of the Intercreditor Agreement with the power to hold the Collateral on behalf of the Secured Parties (including the Trustee for the benefit of the Noteholders).

Section 6.16. Preferential Collection of Claims Against Issuer.

               If and when the Trustee shall be or become a creditor, directly or indirectly, secured or unsecured of the Issuer or the Co-Issuer (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or the Co-Issuer (or any other such obligor).


                                    ARTICLE 7

                                    COVENANTS

Section 7.1.  Payment of Principal and Interest.

               The Issuers will duly and punctually pay the principal of and interest and other amounts owing on the Notes, in accordance with the terms of the Notes and this Indenture. Amounts properly deducted or withheld under the Code or other applicable law by any Person from a payment to any Noteholder of interest and/or principal and/or other amounts shall be considered as having been paid by the Issuers to such Noteholder for all purposes of this Indenture.

               The Trustee shall, unless prevented from doing so for reasons beyond its reasonable control, give notice to each Noteholder of any such requirement to deduct or withhold no later than 10 days prior to the date of the payment from which amounts are required to be deducted or withheld; provided that despite the failure of the Trustee to give such notice, amounts deducted or withheld pursuant to applicable tax laws shall be considered as having been paid by the Issuers as provided above.

               For so long as the Class A Notes or the Class B Notes are listed on the Luxembourg Stock Exchange, the Issuers, or upon Issuer Request, the Trustee in the name and at the expense of the Issuers, will notify the Luxembourg Stock Exchange in the event the Class A Notes or the Class B Notes do not receive scheduled payments of principal or interest on any Quarterly Payment Date.

Section 7.2.  Maintenance of Office or Agency.

               The Issuers hereby appoint the Trustee as Paying Agent for the payment of principal of and interest and other amounts owing on the Notes and [LUXEMBOURG PAYING AGENT] as Offshore Paying Agent. The Issuers hereby appoint the Trustee as the Issuers' agent where notices and demands to or upon the Issuers in respect of the Notes or this Indenture may be served and where Notes may be surrendered for registration of transfer or exchange; and for so long as any Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Issuers hereby appoint the Offshore Paying Agent as the Issuers' agent where notices and demands to or upon the Issuers in respect of any Class of Notes listed on the Luxembourg Stock Exchange may be served and where such Notes may be surrendered for registration of transfer or exchange.

               The Issuers may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided that the Issuers will maintain in Houston, Texas an agency where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served and, subject to any laws or regulations applicable thereto, and so long as any Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, a Paying Agent and an agent where such Notes may be surrendered for registration of transfer or exchange having a specified office in Luxembourg; provided, further, that no Paying Agent shall be appointed in a jurisdiction other than the United States which subjects payments on the Notes to withholding tax. The Issuers shall give prompt written notice to the Trustee, each Rating Agency and the Noteholders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

               If at any time the Issuers shall fail to maintain any such required office or agency in Houston, Texas or Luxembourg, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Issuers, and Notes may be presented and surrendered for payment to the appropriate Paying Agent for each Class of Notes at its office (and the Issuers hereby appoint the same as its agent to receive such respective presentations, surrenders, notices and demands).

Section 7.3.  Money for Note Payments to be Held in Trust.

               All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account shall be made on behalf of the Issuers by the Trustee or a Paying Agent with respect to payments on the Notes.

               When the Issuers shall have a Paying Agent that is not also the Note Registrar, they shall furnish, or cause the Note Registrar to furnish, no later than the fifth calendar day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders and of the certificate numbers of individual Notes held by each such Holder.

               Whenever the Issuers shall have a Paying Agent other than the Trustee, they shall, on or before the Quarterly Payment Date or Redemption Date, as the case may be, direct the

Trustee to deposit on such Quarterly Payment Date or Redemption Date with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Note Payment Account), such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Issuers shall promptly notify the Trustee of its action or failure so to act. Any Moneys deposited with a Paying Agent (other than the Trustee) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Trustee for application in accordance with Article 10.

               The initial Paying Agents shall be as set forth in Section 7.2. Any additional or successor Paying Agents shall be appointed by Issuer Order with written notice thereof to the Trustee[; provided that so long as the Class A Notes or Class B Notes are rated by the Rating Agencies and with respect to any additional or successor Paying Agent for the Notes, either (i) the Paying Agent for the Notes has a rating of not less than "Aa3" or "P-1" by Moody's and a rating of not less than "AA-" or "A-1+" by Standard & Poor's or (ii) each Rating Agency confirms that employing such Paying Agent will not adversely affect its ratings on the Class A Notes or the Class B Notes]. In the event that such successor Paying Agent ceases to have a rating of at least "Aa3" or "P-1" by Moody's and a rating of at least "AA-" or "A-1+" by Standard & Poor's and the ratings on the Class A Notes and the Class B Notes have not been confirmed, the Issuers shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuers shall not appoint any Paying Agent (other than an initial Paying Agent) that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by federal and/or state and/or national banking authorities. The Issuers shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 7.3, that such Paying Agent will:

               (a) allocate all sums received for payment to the Holders of Notes for which it acts as Paying Agent on each Quarterly Payment Date and Redemption Date among such Holders in the proportion specified in the applicable
Note Valuation Report or Redemption Date Statement, in each case to the extent permitted by applicable law;

               (b) hold all sums held by it for the payment of amounts due with respect to the Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (c) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it for the payment of Notes if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

               (d) if such Paying Agent is not the Trustee, immediately give the Trustee notice of any Default by the Issuer or Co-Issuer of which it becomes aware in the making of any payment required to be made; and

               (e) if such Paying Agent is not the Trustee at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent for the payment of the Notes.

               The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuers or by such Paying Agent for the payment of the Notes, such sums to be held by the Trustee in trust for the benefit of the same Persons for whom such sums were held by the Issuers or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

               Except as otherwise required by applicable law, any Money deposited with the Trustee in trust hereunder or with any Paying Agent for the payment of the principal of or interest or any other amount owing on any Note and remaining unclaimed for two years after such principal or interest or other amount has become due and payable shall be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer or the Co-Issuer for payment of such amounts and all liability of the Trustee or such Paying Agent with respect to such Money (but only to the extent of the amounts so paid to the Issuers) shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuers, any reasonable means of notification of such release of payment, including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in Monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of each such Holder.

Section 7.4.  Listing.

               In the case of any Class of Notes with respect to which the Issuer Order specifies that such Notes are to be listed on any stock exchange, the Issuer will use its best efforts to obtain and maintain the listing of such Notes on such stock exchange.

Section 7.5.  Statement by Officers as to Default.

               The Issuer and the Co-Issuer will deliver to the Trustee an Officer's certificate as required by Section 4.12 of the Common Agreement.

Section 7.6.  Other Covenants of the Issuers.

               The Issuers shall duly perform, observe and comply with each of their obligations, covenants and agreements set forth in Article 3 of the Common Agreement, all of which are hereby incorporated by reference, mutatis mutandis.

                                    ARTICLE 8

                            SUPPLEMENTAL INDENTURES;
                     AMENDMENTS TO OTHER FINANCING DOCUMENTS

Section 8.1.  Supplemental Indentures Without Consent of Noteholders.

               Without the consent of the Holders of any Notes, but subject to
Section 4.2 of the Intercreditor Agreement, the Issuers, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, subject to the requirements of this Section 8.1, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (a) to establish the form and terms of Notes of any Series or Class C Notes permitted by Sections 2.1 and 2.2 and in accordance with Section 2.9;

               (b) to evidence the succession of another Person to the Issuer or the Co-Issuer and the assumption by any such successor Person of the covenants of the Issuer or the Co-Issuer herein and in the Notes;

               (c) to add to the covenants of the Issuers or the Trustee for the benefit of the Holders of all of the Notes or to surrender any right or power herein conferred upon the Issuers;

               (d) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or add to the conditions, limitations or restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of the Notes;

               (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Article 6; or

               (f) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture; provided such other provisions shall not adversely affect the interest of the Holders in any material respect.

               The Trustee is hereby authorized to join in the execution of any such Supplemental Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such Supplemental Indenture which affects the Trustee's own rights, duties, liabilities or indemnities under this Indenture or otherwise, except to the extent required by law.

               If any Class A or Class B Note is Outstanding, the Trustee shall not enter into any such Supplemental Indenture if, as a result of such Supplemental Indenture, the rating of any such Notes would be reduced or withdrawn. At the cost of the Issuers, the Trustee shall provide to Moody's and Standard & Poor's, for so long as any Class A or Class B Notes shall remain Outstanding, and to all Holders of Notes, as their names and addresses appear on the Note Registrar, a copy of any proposed Supplemental Indenture at least 10 days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding, request written confirmation that each Rating Agency will not, as a result of such Supplemental Indenture, cause the rating of any such Class of Notes to be reduced or withdrawn, and, as soon as practicable after the execution by the Trustee and the Issuers of any such Supplemental Indenture, provide to each Rating Agency and to all Holders of Notes, as their names and addresses appear on the Note Registrar, copy of the executed Supplemental Indenture.

               Subject to clause (f) above of this Section 8.1, unless notified by a Majority of any Class of Notes that such Class will be adversely affected, the Trustee may determine whether or not the Holders would be adversely affected by such change (after giving notice of such change to the Holders). Such determination shall be conclusive and binding on all present and future Holders. The Trustee shall not be liable for any such determination made in good faith and in reliance in good faith upon an Opinion of Counsel delivered to the Trustee.

Section 8.2.  Supplemental Indentures With Consent of Noteholders.

               With the consent of the Holders of not less than a Majority in Outstanding Amount of each Class adversely affected thereby, by Act of said Holders delivered to the Trustee and the Issuers, the Trustee and Issuers may, subject to Section 4.2 of the Intercreditor Agreement and the requirements of this Section 8.2, enter into one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Holders of the Notes of such Class under this Indenture; provided that notwithstanding anything in this Indenture to the contrary, no such Supplemental Indenture shall, without the consent of each Holder affected thereby:

               (a) change the Stated Maturity of the principal of or the due date of any installment of interest on or principal of any Note, reduce the principal amount thereof or the Note Interest Rate thereon, or the Redemption Price with respect thereto, or change the earliest date on which any Note may be redeemed, or change any place where, or the coin or currency in which, any Note or the principal thereof or interest thereon is payable;

               (b) reduce the percentage of the Outstanding Amount of Holders of Notes of each Class whose consent is required for the authorization of any Supplemental Indenture or for any waiver of compliance with certain provisions of this Indenture or certain Events of Default or their consequences provided for in this Indenture or the other Financing Documents;

               (c) modify any of the provisions of this Section, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (d) modify the definition of the terms "Outstanding", "Priority of Payments" or "Priority of Acceleration Payments";

               (e) reduce the permitted minimum denominations of any Class of Notes;

               (f) modify any of the provisions of this Indenture or the Financing Documents in such a manner as to affect the calculation of the amount of any payment of interest or Premium on or principal of any Note on any Quarterly Payment Date or to affect the rights of the Holders of Notes to the benefit of any provisions for the redemption of such Notes contained herein;

               (g) change the provisions of this Indenture or any of the Financing Documents relating to the application of proceeds of any Collateral to the payment of principal of or interest on the Notes;

               (h) impair the right to institute suit for the enforcement of any payment of principal or interest on the Notes on or after the Stated Maturity thereof (or, in the case of redemption, on or after the applicable Redemption
Date);

               (i) impair or adversely affect the Collateral except as otherwise expressly permitted in the Financing Documents;

               (j) permit the creation of any Lien ranking prior to or on a parity with the Lien of the Security Documents with respect to any part of the Collateral, or terminate such Lien on any Collateral subject to the Security Documents except as otherwise expressly permitted therein, or deprive the Holder of any Note of the security afforded by the Lien of the Security Documents; or

               (k) modify any provision of this Section 8.2.

               Not later than 15 Business Days prior to the execution of any proposed Supplemental Indenture pursuant to this Section 8.2, the Trustee, at the expense of the Issuers shall mail to the Noteholders and for so long as any Class A Notes or Class B Notes are Outstanding, each Rating Agency, a copy of such Supplemental Indenture, or a description of the substance thereof together with a written notice reciting in substance the provisions of the next following paragraph and the Issuers shall request each Rating Agency to determine and certify to the Trustee and the Issuers whether, as a result of such Supplemental Indenture, such Rating Agency would cause the rating of any such Class of Notes to be reduced or withdrawn.

               Unless notified by a Majority of any Class of Notes that such Class will be adversely affected, the Trustee may determine whether or not the Holders would be adversely affected by such change (after giving notice of such change to the Holders). Such determination shall be conclusive and binding on all present and future Holders. The Trustee shall not be liable for any such determination made in good faith and in reliance in good faith upon an Opinion of Counsel delivered to the Trustee.

               It shall not be necessary for any Act of Noteholders under this
Section 8.2 to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

               Promptly after the execution by the Issuers and the Trustee of any Supplemental Indenture pursuant to this Section 8.2, the Trustee, at the expense of the Issuers, shall mail to the Holders of the Notes, the Program Manager, and, for so long as any Class A Notes or Class B Notes are outstanding, each Rating Agency, a copy thereof. Any failure of the Trustee to publish or mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

               Any Supplemental Indenture executed in accordance with the provisions of Section 2.9 shall not be considered an amendment to this Indenture for the purposes of this Section.

Section 8.3.  Execution of Supplemental Indentures.

               In executing or accepting the additional trusts created by any Supplemental Indenture permitted by this Article 8 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying in good faith upon an Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been complied with. The Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture which affects the Trustee's own rights, duties or indemnities under this Indenture or otherwise. The Program Manager shall not be bound by any amendment to this Indenture which imposes greater duties on the Program Manager unless the Program Manager shall have consented thereto in writing.

Section 8.4.  Effect of Supplemental Indentures.

               Upon the execution of any Supplemental Indenture under this
Article 8, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.

Section 8.5.  Conformity with Trust Indenture Act.

               Every Supplemental Indenture executed pursuant to this Article 8 shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 8.6.  Reference in Notes to Supplemental Indentures.

               Notes authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article 8 may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture. If the Issuers shall so determine, new Notes, so modified as conform in the opinion of the Trustee and the Issuers to any such Supplemental Indenture, may be prepared and executed by the Issuers and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

Section 8.7. Amendments, Modifications, Waivers, etc. to Other Financing Documents.

               In the event that under the terms of any Financing Document, the consent of the Trustee on behalf of the Noteholders is required with respect to any amendment, modification, waiver, supplement, or authorization of a breach or proposed breach, with respect to such Financing Document, of a type described in
Section 8.1 with respect to this Indenture, the Trustee may in its discretion, on the same terms and with the same effect as provided in Section 8.1, determine to grant such consent. The Trustee shall not be liable for any such determination made in good faith and on reliance upon an Opinion of Counsel delivered to the Trustee. In the event that under the terms of any Financing Document a vote of all or any of the Noteholders is required with respect to any amendment, modification, waiver, supplement, or authorization of a breach or proposed breach not referred to in the preceding sentence, the Trustee shall, in accordance with the directions received from the Noteholders in accordance with Section 13.2 cast votes on their behalf (individually and not as a whole).


                                    ARTICLE 9

                               REDEMPTION OF NOTES

Section 9.1.  Redemption at the Option of the Issuers; Election to Redeem.

               The Notes will be subject to optional redemption as set forth in
Section 10.2 of the Common Agreement. No optional redemption shall be effective until the Redemption Price has been paid in full.

Section 9.2.  Notice to Trustee of Optional Redemption.

               In the event of any redemption pursuant to Section 10.2 of the Common Agreement, the Issuer shall, as soon as practicable upon knowledge thereof, notify the Trustee of such Redemption Date, the applicable Record Date, the principal amount of Notes to be redeemed on such Redemption Date and the Redemption Price of such Notes in accordance with Section 10.2 of the Common Agreement.

Section 9.3.  Notice of Optional Redemption or Maturity by the Trustee.

               Notice of redemption pursuant to Section 10.2 of the Common Agreement shall be given by the Trustee by first class mail, postage prepaid, mailed at least ten Business Days (but not more than thirty Business Days) prior to the applicable Record Date to each Holder of Notes at such Holder's address in the Note Register. In addition, the Trustee shall cause to be published in the Authorized Newspaper the notice of redemption given pursuant to Section 10.2 of the Common Agreement at least ten Business Days (but not more than thirty Business Days) prior to the applicable Record Date.

               All notices of redemption shall state:

               (a) the applicable Redemption Date;

               (b) the applicable Record Date;

               (c) the Redemption Price;

               (d) the principal amount of each Class (and, in the case of Class A Notes or Class B Notes, each Series) of Notes to be redeemed and that interest on such principal amount of Notes shall cease to accrue on the date specified in the notice;

               (e) the place or places where such Notes to be redeemed in whole are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Paying Agent to be maintained as provided in Section 7.2; and

               (f) that the Issuers have the option to withdraw such redemption notice up to the sixth Business Day prior to the Redemption Date.

               The Issuers shall have the option to withdraw the notice of redemption up to the sixth Business Day prior to the scheduled Redemption Date by written notice to the Trustee.

               At the cost of the Issuers, the Trustee shall give notice of any withdrawal by publication once in an Authorized Newspaper or overnight courier guaranteeing next day delivery, sent not later than the fourth Business Day prior to the scheduled Redemption Date, to each Holder of Notes to be redeemed at such Holder's address in the Note Register.

               Notice of redemption shall be given by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Notes.

Section 9.4.  Mandatory Redemption.

               The Notes will be subject to mandatory redemption as set forth in
Section 10.3 of the Common Agreement.

Section 9.5.  Notice to Trustee of Mandatory Redemption.

               In the event of any redemption pursuant to Section 10.3 of the Common Agreement, the Issuer shall, as soon as practicable upon knowledge thereof, notify the Trustee of such Redemption Date, the applicable Record Date, the principal amount of Notes to be redeemed on such Redemption Date and the Redemption Price of such Notes in accordance with Section 10.3 of the Common Agreement.

Section 9.6.  Notice of Mandatory Redemption or Maturity by the Trustee.

               Notice of redemption pursuant to Section 10.3 of the Common Agreement shall be given by the Issuer, or at the Issuer's request, by the Trustee by first class mail, postage prepaid, mailed at least ten Business Days (but not more than thirty Business Days) prior to the applicable Record Date to each Holder of Notes at such Holder's address in the Note Register. In addition, the Trustee shall cause to be published in the Authorized Newspaper the notice of redemption given pursuant to Section 10.3 of the Common Agreement at least ten Business Days (but not more than thirty Business Days) prior to the applicable Record Date.

               All notices of redemption shall state:

               (a) the applicable Redemption Date;

               (b) the applicable Record Date;

               (c) the amount of the redemption;

               (d) the principal amount of each Class (and, in the case of Class A Notes or Class B Notes, each Series) of Notes to be redeemed and that interest on such principal amount of Notes shall cease to accrue on the date specified in the notice; and

               (e) the place or places where such Notes to be redeemed in whole are to be surrendered for payment of the amount of such redemption, which shall be the office or agency of the Paying Agent to be maintained as provided in
Section 7.2.

               Notice of redemption shall be given by the Issuers or, at the Issuers' request, by the Trustee in the name and at the expense of the Issuers. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Notes.

Section 9.7.  Notes Payable on Redemption Date.

               Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after the Redemption Date (unless the Issuers shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Note to be redeemed, the Holder shall present and surrender such Note at the place specified in the notice of redemption on or prior to such Redemption Date; provided that if there is delivered to the Issuers and the Trustee such security or indemnity as may be required by them to save each of them harmless and an undertaking thereafter to surrender such Note, then, in the absence of notice to the Issuers or the Trustee that the applicable Note has been acquired by a bona fide purchaser, such final payment shall be made without presentation or surrender. Installments of interest on Notes of a Class (and, in the case of Class A and/or Class B Notes, a Series) so to be redeemed whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such at the close of business on the relevant Record Date according to the terms and provisions of Section 2.6(e).

               If any Note called for redemption shall not be paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Note Interest Rate for each successive Interest Accrual Period the Note remains Outstanding.

Section 9.8.  Pro Rata Application.

               All redemptions of Notes pursuant to this Article 9 shall be allocated on a pro rata basis according to their respective Outstanding principal amounts among all Outstanding Notes of a particular Class, without preference or priority of any kind among the Notes of such Class (or any Series thereof).


                                   ARTICLE 10

                       ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 10.1. Note Payment Account; Payment on the Notes.

               (a) The Trustee shall, prior to the Closing Date, establish a single, segregated trust account which shall be designated as the Note Payment Account, which shall be held in trust in the name of the Trustee for the benefit of the Noteholders, and over which the Trustee shall have exclusive control and the sole right of withdrawal into which the Trustee shall from time to time deposit all payments received from the Collateral Agent in respect of payments due to the Noteholders. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Note Payment Account shall be to pay the interest, premium, if any, on and the principal of the Notes in accordance with their terms and the provisions of this Indenture, each in accordance with the Priority of Payments or the Priority of Acceleration Payments, as applicable. The Trustee agrees to give the Issuers immediate notice if the Note Payment Account or any funds on deposit therein, or otherwise to the credit of the Note Payment Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuers shall not have any legal, equitable or beneficial interest in the Note Payment Account. The Note Payment Account shall remain at all times with a financial institution [having a long-term debt rating of at least "Aa2" by Moody's and "AA" by S&P].

               (b) All monies or property collected or received by or on behalf of the Trustee from the Collateral Agent on any Quarterly Payment Date or on any date following an Acceleration pursuant to the Security Agreement shall be paid out of the Note Payment Account on such date to the Noteholders in the order specified in the Priority of Payments or the Priority of Acceleration Payments, as applicable, and to the extent available.

               (c) Any drawings under the Backup Facility or the Net Proceeds from an issuance of Class A Notes or Class B Notes made, in each instance, for the purpose of redeeming and/or refinancing Class A Notes, Class B Notes or Class C Notes pursuant to Sections 10.2(a)(ii), 10.2(a)(iii) or 10.2(a)(iv) of the Common Agreement and all monies or property collected or received by or on behalf of the Trustee on any Redemption Date in connection with the redemption of any Notes shall be credited to and paid out from the Note Payment Account to the Holders of the Notes being so redeemed in accordance with and to the extent provided in the Priority of Payments.

Section 10.2. Reports by Trustee.

               (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

               (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission, with the Issuer and with the Program Manager. The Issuer will notify the Trustee in accordance with Section
13.3 when any Notes are listed on any stock exchange.

               (c) The Trustee shall supply in a timely fashion to the Issuers and the Program Manager any information regularly maintained by the Trustee that the Issuers or the Program Manager may from time to time reasonably request in order to complete the Note Valuation Report or to provide any other information reasonably available to the Trustee by reason of its acting as Trustee hereunder and required to be provided by this Article 10 or to permit the Program Manager to perform its obligations under the Management Agreement.

Section 10.3. Reports by Issuer.

               The Issuer shall:

               (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (c) transmit by mail to all Holders, as their names and addresses appear in the Note Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Section 10.4. Accountings.

               (a) Valuation Report. Not later than the Business Day immediately following the Determination Date the Trustee shall provide the Program Manager with any information necessary to complete the Valuation Report contemplated by
Section 6.1 of the Common Agreement. The Trustee shall deliver to each Noteholder, upon written request therefor, at the address shown on the Note Register, a copy of the Valuation Report and a copy of the statement prepared by a firm of Independent certified public accountants pursuant to
Section 6.2 of the Common Agreement promptly after receipt thereof from the Program Manager.

               (b) Quarterly Payment Date Instructions. Promptly following completion of the Valuation Report and transfer of any amounts from the Collection Account to the Note Payment Account pursuant to the Security Agreement, the Issuers (or the Program Manager acting on behalf of the Issuers) shall provide instructions to the Trustee to withdraw on the related Quarterly Payment Date from the Note Payment Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 10.1(b).

               (c) Redemption Date Instructions. Not less than five Business Days after receiving an Issuer Request requesting information regarding a redemption of the Notes of a Class as of a proposed Redemption Date set forth in such Issuer Request, the Trustee shall provide the necessary information (to the extent it is available to the Trustee) to the Program Manager, and the Program Manager shall compute the following information and provide such information in a statement (the "Redemption Date Statement") delivered to the Trustee:

                     (i) the Outstanding Amount of the Notes of the Class or Classes to be redeemed as of such Redemption Date;

                     (ii) the amount of accrued interest due on such Notes as of the last day of the Interest Accrual Period immediately preceding such Redemption Date;

                     (iii) the Redemption Price of the Notes to be redeemed as of such Redemption Date; and

                     (iv) the amount in the Collection Account available for application to the redemption of such Notes.

               (d) If the Trustee shall not have received any accounting provided for in this Section 10.4 on the first Business Day after the date on which such accounting is due to the Trustee, the Trustee shall use reasonable efforts to cause such accounting to be made by the applicable Quarterly Payment Date or Redemption Date and shall be reimbursed therefor in accordance with
Section 6.8 hereof.

Section 10.5.  Reports to Rating Agencies.

               In addition to the information and reports specifically required to be provided to the Rating Agencies pursuant to the terms of this Indenture and the other Financing Documents, the Issuers shall provide or procure to provide the Rating Agencies with (a) all information or reports delivered to the Trustee hereunder and (b) such additional information as the Rating Agencies may from time to time reasonably request and the Issuers determine in their sole discretion may be obtained and provided without unreasonable burden or expense. The Issuers shall promptly notify the Trustee if the rating of any Class of Notes has been, or it is known by the Issuers that such rating will be, changed or withdrawn. Upon receipt of such notice, the Trustee, in the name and at the expense of the Issuers, shall notify the Luxembourg Stock Exchange of any reduction or withdrawal in the rating of any Class of Notes.

Section 10.6.  Issuers to Furnish Trustee Names and Addresses of Holders.

               The Issuers will furnish or cause to be furnished to the Trustee

               (a) semiannually, not more than [15] days after each regular Record Date, a list, is such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such regular Record Date, and

               (b) at such other times as the Trustee may request in writing, within [30] days after receipt of the Issuer of any such request, a list of similar form and content as of a date not more than [15] days prior to the time such list is furnished.

Section 10.7.  Preservation of Information; Communication to Holders.

               (a) The Trustee shall preserve, in as current a form as reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 10.6 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in Section 10.6 upon receipt of a new list so furnished.

               (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.


                                   ARTICLE 11

                              APPLICATION OF MONIES

Section 11.1. Trust Accounts.

               By Issuer Order, the Trustee shall invest all monies held by, or deposited with, the Trustee in the Note Payment Account, in Eligible Investments having stated maturities no later than the next Quarterly Payment Date. All interest and other income from such investments shall be deposited in the Note Payment Account, any gain realized from such investments shall be credited to the Note Payment Account, and any loss resulting from such investments shall be charged to the Note Payment Account. Chase Texas and/or its Affiliates may receive compensation in connection with the investment of funds in Eligible Investments, as specified by Issuer Order. The Trustee shall not in any way be held liable by reason of any insufficiency of funds in the Note Payment Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee in its commercial capacity or any Affiliate thereof. To the extent not so invested in Eligible Investments as herein provided, such Monies shall be deposited in one or more trust accounts, maintained at a financial institution whose long-term rating is at least "[Baa1]" by Moody's and at least "[BBB+]" by Standard & Poor's, to be held in trust for the benefit of the Noteholders. To the extent Monies deposited in a trust account exceed amounts insured by the Bank Insurance Fund or Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation, or any agencies succeeding to the insurance functions thereof, and are not fully collateralized by direct obligations of the United States of America, the Trustee shall invest such excess in Eligible Investments as provided above.


                                   ARTICLE 12

                             NOTEHOLDERS' RELATIONS

Section 12.1. Subordination.

               (a) Anything in this Indenture or the Notes or any other Financing Document to the contrary notwithstanding, the Issuers and the Holders of the Class B Notes and the Class C Notes agree for the benefit of the Holders of the Class A Notes and the other Senior Secured Parties that the Class B Notes and the Class C Notes and the Issuers' rights in and to the Collateral (the "Subordinate Interests") shall be subordinate and junior to the Class A Notes and the other Senior Secured Obligations to the extent and in the manner set forth in Section 3.1 of the Intercreditor Agreement. If any Event of Default has not been cured or waived and Acceleration occurs in accordance with Article 5, including, without limitation, as a result of an Event of Default specified in
Section 5.1(h) or (i) of the Common Agreement, all principal of and interest on the Class A Notes, and all other amounts owing hereunder to the Holders of the Class A Notes, shall be paid in full in Cash before any further payment or distribution is made to the Holders of the Subordinate Interests. The Holders of the Class B Notes and the Holders of the Class C Notes agree, for the benefit of the Holders of the Class A Notes, not to cause the filing of a petition in bankruptcy against the Issuer or the Co-Issuer for failure to pay them amounts due under the Class B Notes or the Class C Notes, respectively or hereunder until the payment in full of the Class A Notes and not before one year and one day have elapsed since such payment or, if longer, the applicable preference period then in effect.

               (b) Anything in this Indenture or the Notes or any other Financing Document to the contrary notwithstanding, the Issuers and the Holders of the Class C Notes agree for the benefit of the Holders of the Class B Notes that the Class C Notes and the Issuers' rights in and to the Collateral (also, "Subordinate Interests") shall be subordinate and junior to the Class B Notes to the extent and in the manner set forth in this Indenture and the other Financing Documents. If any Event of Default has not been cured or waived and Acceleration occurs in accordance with Article 5, including, without limitation, as a result of an Event of Default specified in Section 5.1(g) or (h) of the Common Agreement, all principal of and interest on the Class B Notes, and all other amounts owing hereunder to the Holders of Class B Notes, shall be paid in full in Cash before any further payment or distribution is made on account of the Subordinate Interests. The Holders of the Class C Notes agree, for the benefit of the Holders of the Class B Notes, not to cause the filing of a petition in bankruptcy against the Issuer or the Co-Issuer for failure to pay to them amounts due under the Class C Notes or hereunder until the payment in full of the Class B Notes and not before one year and one day have elapsed since such payment or, if longer, the applicable preference period then in effect.

               (c) In the event that notwithstanding the provisions of this Indenture, any holder of any Subordinate Interests shall have received any payment or distribution in respect of such Subordinate Interests contrary to the provisions of this Indenture and the other Financing

Documents, then, unless and until the Class A Notes and the other Senior Secured Obligations or Class B Notes, as the case may be, and all other amounts owing hereunder to the Holders thereof, shall have been paid in full in Cash, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Collateral Agent, which shall pay and deliver the same to the Holders of Class A Notes and the other Senior Secured Parties or Class B Notes, as the case may be, in accordance with the Security Agreement.

               (d) Each Holder of Subordinate Interests agrees with all Holders of Class A Notes and all other Senior Secured Parties or of Class B Notes, as the case may be, that such Holder of Subordinate Interests shall not demand, accept, or receive any payment or distribution in respect of such Subordinate Interests in violation of the provisions of this Indenture including, without limitation, this Section 12.1; provided that after the Class A Notes and the other Senior Secured Obligations or Class B Notes, as the case may be, and all other amounts owing hereunder to the Holders thereof, have been paid in full in Cash, the Holders of Subordinate Interests shall be fully subrogated to the rights of the Holders of the Class A Notes and all other Senior Secured Parties or Class B Notes, as the case may be. Nothing in this Section 12.1 shall affect the obligation of the Issuers to pay Holders of Subordinate Interests.

Section 12.2. Standard of Conduct.

               In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Noteholder under this Indenture, subject to the terms and conditions of this Indenture, including, without limitation,
Article 5, a Noteholder or Noteholders shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Noteholder, the Issuers or any other Person.

Section 12.3. Right to List of Holders.

               The Issuers and any Beneficial Owner shall have the right, upon five Business Days' prior notice to the Trustee, to inspect the Note Register.


                                   ARTICLE 13

                                  MISCELLANEOUS

Section 13.1. Form of Documents Delivered to Trustee.

               In the case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an Authorized Officer of the Issuer, the Co-Issuer or the Program Manager may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer or the Co-Issuer or the Program Manager or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Co-Issuer, the Program Manager or any other Persons, stating that the information with respect to such factual matters is in the possession of the Issuer, the Co-Issuer, the Program Manager or such other Person, unless such Authorized Officer of the Issuer or the Co-Issuer or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer, the Co-Issuer or the Program Manager, stating that the information with respect to such matters is in the possession of the Issuer, the Co-Issuer or the Program Manager, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer or the Co-Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's or the Co-Issuer's rights to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(d).

Section 13.2. Acts of Noteholders.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuers. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuers, if made in the manner provided in this Section 13.2.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

               (c) The principal amount and registered numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Note Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of such Note and of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuers in reliance thereon, whether or not notation of such action is made upon such Note.

Section 13.3. Notices, etc., to Trustee, the Issuers, the Program Manager and the Rating Agencies.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

               (a) the Trustee by any Noteholder or by the Issuer or the Co-Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by telecopy in legible form, to the Trustee addressed to it at its Corporate Trust Office, telecopy no. 713-216-2101, Attention: Global Trust Services - Enron International CPO, L.P., or at any other address previously furnished in writing to the Issuers or Noteholder by the Trustee;

               (b) the Issuers by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by telecopy in legible form, to the Issuer addressed to it at ____________________, Attention: _____________, telecopy no.
[____________], or at any other address previously furnished in writing to the Trustee by the Issuer or the Co-Issuer, as the case may be;

               (c) the Program Manager by the Issuers or the Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by telecopy in legible form, to the Program Manager addressed to it at _____________________, Attention: ____________, telecopy no. ________________, or at any other address previously furnished in writing to the Issuers or the Trustee by the Program Manager; or

               (d) the Rating Agencies by the Issuers, the Program Manager or the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by telecopy in legible form, addressed to Moody's Investors Service, 99 Church Street, New York, New York 10007, telecopy no. (212) 553-0355, Attention: CBO/CLO Monitoring and to Standard & Poor's, 26 Broadway, 10th Floor, New York, New York 10004,
Attention: Surveillance Group, telecopy no. (212) 208-0020.

Delivery of any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents made as provided above will be deemed effective: (i) if in writing and delivered in person or by overnight courier service, on the date it is delivered; (ii) if sent by facsimile transmission, on the date that transmission is received by the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); and (iii) if sent by mail, on the date that mail is delivered or its delivery is attempted; in each case, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Business Day.

Section 13.4. Notices and Reports to Noteholders; Waiver.

               Except as otherwise expressly provided herein, where this Indenture provides for a report to Holders or for a notice to Holders of Notes of any event,

               (a) such report or notice shall be sufficiently given to Holders of Notes if in writing and mailed, first class postage prepaid, to each Holder of a Note affected by such event, at the address of such Holder as it appears in the Note Register, not earlier than the earliest date and not later than the latest date, prescribed for the giving of such report or notice; and

               (b) such report or notice shall be in the English language.

               Such reports or notices will be deemed to have been given on the date of such mailing.

               The Trustee will deliver to the Holder of any Class A or Class B Note shown on the Note Register (or the Issuer will deliver to the Holder of any Class C Note) any readily available information or notice requested to be so delivered, at the expense of the Issuers. In addition, for so long as any Class of Notes is listed on the Luxembourg Stock Exchange and so long as the rules of such exchange so require, notices to the Holders of such Notes shall also be given by publication in the Authorized Newspaper.

               Neither the failure to mail any notice, nor any defect in any notice so mailed, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Notes as shall be made with the approval of the Trustee (or, in the case of Class C Notes, the Issuer) shall constitute a sufficient notification to such Holders for every purpose hereunder.

               Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 13.5. Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 13.6. Successors and Assigns.

               All covenants and agreements in this Indenture by the Issuers shall bind their respective successors and assigns, whether so expressed or not. Except as expressly permitted by the Financing Documents, the Issuers may not transfer any interest or obligation in or under this Indenture (whether by way of security or otherwise).

Section 13.7. Separability.

               In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.8. Benefits of Indenture.

               Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Program Manager, the Noteholders and the Senior Secured Parties, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 13.9. Legal Holidays.

               In the event that the date of any Quarterly Payment Date or Redemption Date shall not be a Business Day, then notwithstanding any other provision of the Notes or this Indenture, payment shall not be made on such date, but shall be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Quarterly Payment Date or Redemption Date, as the case may be, and no interest shall accrue on such payment for the period from and after any such nominal date.

Section 13.10. Governing Law.

                THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

Section 13.11. Execution of other Transaction Documents; Conflicts.

                Simultaneously with the execution and delivery of this Indenture, the Trustee shall enter into the Intercreditor Agreement and the Common Agreement, on behalf of itself and all Holders of the Outstanding Notes and all future Holders of any of the Notes. All rights, powers and remedies available to the Trustee and the Holders of the Outstanding Notes, and all future Holders of any of the Notes, with respect to the Collateral, or otherwise pursuant to the Security Agreement, shall be subject to the Intercreditor Agreement and the Common Agreement. In the event of any conflict or inconsistency between the terms and provisions of this Indenture and the terms and provisions of the Common Agreement, the Security Agreement and the Intercreditor Agreement, the terms and provisions of the Common Agreement, the Security Agreement and the Intercreditor Agreement shall govern and control.

Section 13.12. Counterparts.

                This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 13.13. Incorporation of Certain Terms of the Common Agreement.

                Without in any way limiting the provisions of the Common Agreement applicable to this Agreement, the provisions of Article 12 of the Common Agreement is incorporated in this Agreement by reference, as if set out in this Agreement in full, mutatis mutandis.

Section 13.14. Submission to Jurisdiction.

                (a) Except as set forth in subsection (b), the Issuers hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating hereto or to the Notes, and the Issuers hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Issuers hereby irrevocably waive, to the fullest extent that they may legally do so, any defense which they may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum and to the maintenance of such action or proceeding. The Issuers irrevocably consent to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the address set forth in
Section 13.3. The Issuers agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, no document filed, assertion made, or issue adjudicated in any court or other arbitral proceeding shall have a collateral, judicial, or other estoppel or res judicata effect on any arbitral proceeding that is subject to
Section 11.11 of the Management Agreement.

                (b) The foregoing submission to jurisdiction is not intended to and shall not apply to any claim, controversy, issue or accounting bearing on
Article 9 of the Enron Support Agreement except insofar as such claim, controversy, issue or accounting arises in connection with a motion to confirm, vacate, or modify an arbitration award rendered pursuant to Section 11.11 of the Management Agreement.

               IN WITNESS WHEREOF, we have set our hands on this Indenture as of the ____ day of ______, 1998.

                                      ENRON INTERNATIONAL CPO, L.P.,

                                      By:  Enron CPO Holdings, Inc.,
                                               its general partner


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      ENRON INTERNATIONAL CPO, INC.,



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                                          not in its individual capacity (except
                                          as expressly set forth herein) but
                                          solely as Trustee


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



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